UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2020

Date of reporting period:	8/31/2020

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

Table of Contents

Letter from the President	3

Your Fund’s Performance	4

Growth of a $10,000 Investment	5

Strategy and Performance Overview	8

Fees and Expenses	11

Holdings and Financial Statements	13

Approval of Advisory Agreements

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 15, 2020

PGIM Short Duration High Yield Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	0.22	4.12	3.74 (10/26/12)
(without sales charges)	2.53	4.59	4.04 (10/26/12)
Class C
(with sales charges)	0.80	3.84	3.26 (10/26/12)
(without sales charges)	1.77	3.84	3.26 (10/26/12)
Class Z
(without sales charges)	2.79	4.86	4.30 (10/26/12)
Class R6
(without sales charges)	2.95	4.94	4.48 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index
	3.00	5.01	—

Average Annual Total Returns as of 8/31/20 Since Inception (%)
Class A, C, Z (10/26/12)	Class R6 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index
4.58	4.08

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration High Yield Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 8/31/20 (%)
AAA	1.1
BBB	3.7
BB	43.7
B	30.7
CCC	8.7
C	0.1
D	0.2
Not Rated	4.3
Cash/Cash Equivalents	7.5
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.43	4.06	4.00
Class C	0.37	3.41	3.38
Class Z	0.45	4.40	4.41
Class R6	0.46	4.47	4.43

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration High Yield Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s Class Z shares returned 2.79% in the 12-month reporting period that ended August 31, 2020, underperforming the 3.00% return of the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Issuer Capped Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating gains throughout the latter part of 2019, high yield bonds declined sharply during the first quarter of 2020 as credit spreads widened to levels not seen since the 2008-09 financial crisis. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) Though US high yield bond spreads have tightened from their widest level in March, they remain significantly wider than pre-COVID levels.

•

Throughout most of the period, the asset class benefited from stable credit fundamentals, low corporate default rates, and record-high equity prices. The signing of a phase-one US-China trade deal and stable monetary policy further boosted sentiment toward the end of 2019 and throughout most of January 2020. However, this optimism proved short-lived, as high yield bonds came under heavy pressure in February and March when growing concerns around COVID-19 and a sharp sell-off in oil prices sparked a collapse in the asset class.

•

Following a difficult March, high yield bonds began to stabilize following unprecedented fiscal and monetary responses, including the Federal Reserve’s (the Fed’s) announcement that it would purchase recently fallen angels (i.e., previously investment grade corporate bonds that have been downgraded to below investment grade) and high yield bond exchange-traded funds (ETFs). Risk-on sentiment saw spreads decline sharply over the last five months of the period, with the market rebounding sharply from March lows.

•

During the second quarter of 2020, high yield bonds responded positively to the fiscal and monetary stimulus programs aimed at stabilizing the US economy and financial markets. US high yield bond spreads per the Bloomberg Barclays US High Yield Index tightened by 208 basis points (bps) to end the quarter at 602 bps as mutual fund flows turned strongly positive, with five of the largest weekly inflows on record occurring during the quarter. (One basis point equals 0.01%.) Meanwhile, spreads on the Index tightened by 295 bps to end the quarter at 576 bps.

•	In July and August 2020, US high yield again posted strong gains on the back of government and central bank support, a gradual reopening of the economy, optimism

8	Visit our website at pgim.com/investments

around COVID-19 vaccine development, and improving economic data. US high yield bond spreads ended the reporting period at 502 bps. By quality, higher-rated bonds generally fared better than their lower-quality peers heading into and coming out of the COVID-19 related market volatility, with BB-rated bonds outperforming B-rated bonds and CCC-rated bonds. However, this dynamic shifted during the last month of the period, as CCC-rated bonds generally outperformed their higher-rated peers in August. Spreads on the Index ended the period at 424 bps.

What worked?

•	The Fund benefited from strong industry and security selection.

•

In terms of industry selection, an underweight to transportation & environmental services, as well as overweights to technology, chemicals, and health care & pharmaceuticals, were the top contributors to performance.

•	Security selection in the upstream energy, consumer non-cyclical, and metals & mining industries also contributed to returns.

•

Overweights to Chemours Co. (chemicals), Rite Aid Corp. (retailers & restaurants), and Infor US (technology), as well as an underweight to Global Aircraft Leasing Co. Ltd. (finance & insurance), were among the largest single-name contributors.

•	Having more beta in the Fund relative to the Index, on average, over the reporting period was a contributor to returns.

What didn’t work?

•	Overweights to aerospace & defense and retailers & restaurants, as well as an underweight to midstream energy, detracted from performance.

•	Security selection within the media & entertainment, gaming & lodging & leisure, and midstream energy industries was a drag on performance.

•

The largest single-name detractors from returns included overweights to Bombardier Inc. (aerospace/defense), CEC Entertainment Inc. (retailers & restaurants), and Clear Channel Worldwide Holdings Inc. (media & entertainment).

Did the Fund use derivatives?

•	The Fund utilized US Treasury, euro bund, and gilt futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

PGIM Short Duration High Yield Income Fund	9

Strategy and Performance Overview (continued)

•	The Fund also held positions in a credit default swap index (CDX) and single-name credit default swaps to hedge credit risk and help manage the overall beta of the portfolio.

Current outlook

•

PGIM Fixed Income remains constructive on high yield over the medium term given the enormous monetary and fiscal responses seen to date, including the Fed’s decision to purchase recently fallen angels and high yield bond ETFs. It also believes current spread levels adequately compensate for an expected increase in defaults over the next two years. Over the near term, it believes the market is vulnerable to uncertainty around a second wave of COVID-19, the US elections November, slowing inflows, and new supply used to fund corporate losses.

•	Key positioning themes continue to be an overweight to the technology, communications, and electric utilities industries. The Fund is also underweight energy and transportation.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Short Duration High Yield Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,014.60	1.00%	$5.06
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
Class C	Actual	$1,000.00	$1,010.80	1.75%	$8.85
	Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87
Class Z	Actual	$1,000.00	$1,015.80	0.75%	$3.80
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81
Class R6	Actual	$1,000.00	$1,017.20	0.70%	$3.55
	Hypothetical	$1,000.00	$1,021.62	0.70%	$3.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 91.4%

ASSET-BACKED SECURITIES 1.1%

Collateralized Loan Obligations
Northwoods Capital Ltd. (Cayman Islands), Series 2019-20A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.565	%(c)	01/25/30		6,500	$6,440,845
Sound Point CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.406	(c)	01/23/29		15,000	14,895,028
Vibrant CLO Ltd. (Cayman Islands), Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.522	(c)	01/20/29		14,000	13,909,010

TOTAL ASSET-BACKED SECURITIES (cost $35,481,288)						35,244,883

BANK LOANS 14.6%

Advertising 0.2%
Clear Channel Outdoor Holdings, Inc., Term B Loan, 2 - 3 Month LIBOR + 3.500%	3.737	(c)	08/21/26		6,948	6,293,275

Auto Manufacturers 0.3%
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.660	(c)	11/06/24		9,725	9,457,991

Beverages 0.0%
Jacobs Douwe Egberts International BV (Netherlands), Term B EUR Loan, 3 Month EURIBOR + 1.750%	2.250	(c)	11/01/25	EUR	202	240,241

Building Materials 0.3%
Ply Gem Midco, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	3.918	(c)	04/12/25		9,784	9,582,655

Chemicals 2.0%
Alpha Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	4.000	(c)	01/31/24		7,734	7,624,223
Hexion, Inc., Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	3.800	(c)	07/01/26		17,613	17,260,522

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	13

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Chemicals (cont’d.)
Nouryon USA LLC (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	3.164	%(c)	10/01/25	13,830	$13,415,025
PQ Corp., New Term Loan, 3 Month LIBOR + 3.000%	4.000	(c)	02/07/27	1,800	1,789,501
Solenis International LP, First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.309	(c)	06/26/25	19,174	18,811,757
Venator Materials LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	3.167	(c)	08/08/24	9,572	9,165,338

					68,066,366

Commercial Services 0.8%
Financial & Risk Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	3.406	(c)	10/01/25	14,306	14,170,072
MPH Acquisition Holdings LLC, Initial Term Loan, 3 Month LIBOR + 2.750%	3.750	(c)	06/07/23	7,200	7,120,498
Verscend Holding Corp., Term B Loan, 1 Month LIBOR + 4.500%	4.656	(c)	08/27/25	5,706	5,660,048

					26,950,618

Computers 1.1%
Everi Payments, Inc., Term Loan, 3 Month LIBOR + 10.500%^	11.500	(c)	05/09/24	625	637,500
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	9.500	(c)	09/29/25	9,695	9,792,363
Term B USD Loan, 1 Month LIBOR + 3.750%	3.906	(c)	09/30/24	20,480	20,271,994
Surf Holdings LLC, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR + 3.500%	3.827	(c)	03/05/27	4,500	4,391,249

					35,093,106

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electric 0.5%
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%	7.000	%(c)	07/30/26	11,042	$10,434,276
PG&E Corp., New Term Loan, 3 Month LIBOR + 4.500%	5.500	(c)	06/23/25	6,571	6,460,126

					16,894,402

Electronics 0.1%
Tiger Merger Sub Co., Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.656	(c)	06/30/25	3,575	3,579,469

Entertainment 0.6%
Playtika Holding Corp., Term B Loan, 3 Month LIBOR + 6.000%	7.072	(c)	12/10/24	12,870	12,963,604
Scientific Games International, Inc., Initial Term B-5 Loan, 1 - 3 Month LIBOR + 2.750%	2.906	(c)	08/14/24	8,579	8,001,104

					20,964,708

Healthcare-Services 0.5%
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.750%	3.906	(c)	11/17/25	18,565	18,164,533

Insurance 0.3%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	3.156	(c)	11/03/23	1,989	1,952,891
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.656	(c)	08/04/25	7,985	7,996,826

					9,949,717

Media 0.5%
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.156	(c)	05/01/26	6,969	6,586,750
Second Amendment Incremental Term Loan, 3 Month LIBOR + 4.000%	4.750	(c)	05/01/26	3,875	3,742,603
Radiate Holdco LLC, Closing Date Term Loan, 1 Month LIBOR + 3.000%	3.750	(c)	02/01/24	5,128	5,041,826

					15,371,179

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	15

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.4%
Chesapeake Energy Corp., Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000	%(c)	06/24/24		14,875	$9,617,610
Citgo Holding, Inc., Term Loan, 3 Month LIBOR + 7.000%	8.000	(c)	08/01/23		3,482	3,301,803

						12,919,413

Pharmaceuticals 0.5%
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%	3.500	(c)	09/24/24		9,022	7,821,430
2018 Incremental Term Loan, 6 Month LIBOR + 3.000%	3.750	(c)	02/24/25		1,025	886,953
Milano Acquisition Corp., Term Loan	—	(p)	08/31/27		7,125	7,062,656

						15,771,039

Retail 1.0%
CEC Entertainment, Inc., Term B Loan	0.000		08/31/26	(d)	9,179	5,713,850
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1 - 3 Month LIBOR + 2.500%	3.548	(c)	01/30/23		12,250	11,729,669
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24		17,629	17,408,637

						34,852,156

Software 2.7%
Boxer Parent Co., Inc., Initial Dollar Term Loan, 1 Month LIBOR + 4.250%	4.406	(c)	10/02/25		19,927	19,550,099
BY Crown Parent LLC, Additional B-1 Term Loan, 1 Month LIBOR + 3.000%^	4.000	(c)	02/02/26		2,494	2,474,871
Dun & Bradstreet Corp. (The), Term Loan B, 1 Month LIBOR + 3.750%	2.920	(c)	02/06/26		10,052	10,019,642
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	7.500	(c)	07/12/23		2,631	684,020

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Finastra USA, Inc., First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	%(c)	06/13/24	16,955	$15,954,962
Informatica LLC,
Dollar 2020 Term Loan, 1 Month LIBOR + 3.250%	3.406	(c)	02/25/27	13,965	13,635,831
Second Lien Initial Loan	7.125		02/25/25	3,125	3,160,156
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.410	(c)	03/03/28	5,775	5,582,502
Term Loan B-3, 1 Month LIBOR + 3.750%	3.910	(c)	06/30/26	11,830	11,423,682
Ultimate Software Group, Inc., 2020 Incremental Term Loan, 3 Month LIBOR + 4.000%	4.750	(c)	05/04/26	5,625	5,617,969

					88,103,734

Telecommunications 2.8%
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	3.800	(c)	05/27/24	9,482	8,249,282
Intelsat Jackson Holdings SA (Luxembourg), SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%	6.500	(c)	07/14/21	1,973	2,000,872
Tranche B-3 Term Loan, PRIME + 4.750%	8.000	(c)	11/27/23	4,000	4,026,668
Tranche B-5 Term Loan	8.625		01/02/24	18,833	19,029,082
Iridium Satellite LLC, Initial Term Loan, 1 Month LIBOR + 3.750%	4.750	(c)	11/04/26	11,948	11,972,863
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	10/10/24	6,319	5,581,378
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	21,966	19,558,726
Windstream Services LLC, Term Loan	—	(p)	08/11/27	16,100	15,576,750
Xplornet Communications, Inc. (Canada), Initial Term Loan, 1 Month LIBOR + 4.750%	4.906	(c)	06/10/27	8,025	7,907,971

					93,903,592

TOTAL BANK LOANS (cost $502,543,317)					486,158,194

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	17

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 73.6%

Advertising 0.3%
Clear Channel International BV, Sr. Sec’d. Notes, 144A(a)	6.625%	08/01/25	1,200	$1,243,590
National CineMedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26	6,600	4,290,070
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes, 144A	6.250	06/15/25	2,825	2,927,455

				8,461,115

Aerospace & Defense 1.4%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	2,350	1,779,388
Sr. Unsec’d. Notes, 144A(a)	7.500	03/15/25	9,428	7,036,237
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	25,725	24,719,450
Howmet Aerospace, Inc., Sr. Unsec’d. Notes	6.875	05/01/25	2,875	3,266,686
Spirit AeroSystems, Inc., Sec’d. Notes, 144A	7.500	04/15/25	3,350	3,384,509
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750	12/31/23	5,525	6,242,102

				46,428,372

Agriculture 0.6%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	2,125	2,207,359
Sr. Sec’d. Notes, 144A	6.125	02/01/25	17,205	17,453,822

				19,661,181

Apparel 0.5%
Hanesbrands, Inc.,
Gtd. Notes, 144A	4.625	05/15/24	5,820	6,135,104
Gtd. Notes, 144A	5.375	05/15/25	1,300	1,387,407
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000	05/01/25	900	923,472
William Carter Co. (The), Gtd. Notes, 144A	5.500	05/15/25	5,145	5,481,604
Wolverine World Wide, Inc., Gtd. Notes, 144A	6.375	05/15/25	2,500	2,661,748

				16,589,335

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 1.6%
Ford Motor Co., Sr. Unsec’d. Notes	9.000%	04/22/25	31,466	$36,811,836
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.336	03/18/21	4,695	4,702,045
Sr. Unsec’d. Notes	5.584	03/18/24	6,025	6,425,650
Navistar International Corp., Sr. Sec’d. Notes, 144A	9.500	05/01/25	4,350	4,955,067

				52,894,598

Auto Parts & Equipment 0.8%
Adient US LLC, Sr. Sec’d. Notes, 144A	9.000	04/15/25	2,700	3,020,510
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.250	04/01/25	13,484	13,903,840
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750	04/15/25	9,433	9,802,890
Gtd. Notes, 144A	6.500	06/01/26	175	184,428
Dana, Inc., Sr. Unsec’d. Notes	5.375	11/15/27	400	423,897

				27,335,565

Banks 0.6%
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000	08/15/22	975	1,019,997
Sr. Unsec’d. Notes	5.000	08/01/23	6,525	6,918,976
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes	6.125	09/14/23	12,050	12,788,437

				20,727,410

Building Materials 1.9%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	7.375	06/05/27	1,885	2,035,365
Forterra Finance LLC/FRTA Finance Corp., Sr. Sec’d. Notes, 144A	6.500	07/15/25	1,225	1,302,425
JELD-WEN, Inc., Sr. Sec’d. Notes, 144A	6.250	05/15/25	1,300	1,399,835
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.000	02/15/27	18,645	19,525,290
Sr. Unsec’d. Notes, 144A	6.000	10/15/25	900	932,329

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	19

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	5.125%	06/01/25	6,714	$6,812,411
U.S. Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24	29,941	30,900,835

				62,908,490

Chemicals 3.8%
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A(a)	6.250	02/01/25	3,390	3,472,484
Avient Corp., Sr. Unsec’d. Notes, 144A	5.750	05/15/25	1,725	1,831,826
Chemours Co. (The),
Gtd. Notes(a)	6.625	05/15/23	34,795	34,991,223
Gtd. Notes(a)	7.000	05/15/25	9,255	9,517,319
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	6,000	5,602,433
Nouryon Holding BV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	8.000	10/01/26	6,000	6,442,763
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.875	06/01/24	10,030	10,037,461
Sr. Unsec’d. Notes, 144A(a)	5.250	08/01/23	11,244	11,281,504
Olin Corp., Sr. Unsec’d. Notes, 144A	9.500	06/01/25	3,725	4,346,063
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	6,211	6,180,556
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22	2,000	1,980,788
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	9,649	8,194,786
Tronox Finance PLC, Gtd. Notes, 144A(a)	5.750	10/01/25	4,955	5,026,611
Tronox, Inc., Gtd. Notes, 144A(a)	6.500	04/15/26	5,738	5,933,250
Sr. Sec’d. Notes, 144A(a)	6.500	05/01/25	7,150	7,714,457
Valvoline, Inc., Gtd. Notes	4.375	08/15/25	1,690	1,752,502
WR Grace & Co-Conn, Gtd. Notes, 144A(a)	4.875	06/15/27	1,925	2,017,549

				126,323,575

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.625%	07/15/26	6,810	$7,322,181
Brink’s Co. (The), Gtd. Notes, 144A	5.500	07/15/25	2,015	2,120,054
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	19,445	20,666,885
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000	04/15/22	9,591	9,603,819
Refinitiv US Holdings, Inc., Gtd. Notes, 144A(a)	8.250	11/15/26	2,000	2,214,564
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	7.375	09/01/25	2,675	2,803,801
United Rentals North America, Inc.,
Gtd. Notes	4.625	10/15/25	2,170	2,224,254
Gtd. Notes	5.875	09/15/26	3,575	3,801,866
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26	2,500	2,709,547

				53,466,971

Computers 1.3%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	7,622	7,631,701
Gtd. Notes, 144A(a)	7.125	06/15/24	8,113	8,421,944
EMC Corp., Sr. Unsec’d. Notes(a)	3.375	06/01/23	3,500	3,612,636
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	9,322	9,197,565
NCR Corp., Gtd. Notes	6.375	12/15/23	6,025	6,163,609
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	1,600	1,677,742
Sr. Unsec’d. Notes, 144A	6.750	06/01/25	7,900	8,063,125

				44,768,322

Distribution/Wholesale 0.3%
H&E Equipment Services, Inc., Gtd. Notes(a)	5.625	09/01/25	9,155	9,512,390

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	21

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 3.5%
Alliance Data Systems Corp., Gtd. Notes, 144A(a)	4.750%	12/15/24	9,840	$9,431,436
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.125	10/01/23	6,970	6,719,580
Gtd. Notes, 144A	5.500	01/15/23	6,125	5,977,967
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	4,865	5,046,275
goeasy Ltd. (Canada), Gtd. Notes, 144A	5.375	12/01/24	20,875	21,605,627
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	6,375	6,630,007
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	3,745	3,945,378
Gtd. Notes, 144A	9.125	07/15/26	5,517	6,000,885
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	13,405	15,117,716
Gtd. Notes	7.125	03/15/26	20,638	23,668,297
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	1,924	1,844,977
Gtd. Notes, 144A	5.250	08/15/22	9,569	9,431,983
Gtd. Notes, 144A	5.500	02/15/24	50	49,179

				115,469,307

Electric 1.0%
Calpine Corp., Sr. Sec’d. Notes, 144A	5.250	06/01/26	10,222	10,658,757
NRG Energy, Inc.,
Gtd. Notes	6.625	01/15/27	4,000	4,281,845
Gtd. Notes	7.250	05/15/26	4,000	4,280,668
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	2,550	2,702,171
Gtd. Notes, 144A	5.500	09/01/26	10,467	11,013,828

				32,937,269

Electrical Components & Equipment 0.2%
WESCO Distribution, Inc., Gtd. Notes, 144A	7.125	06/15/25	5,200	5,714,533

Electronics 0.0%
Sensata Technologies BV, Gtd. Notes, 144A	5.625	11/01/24	1,100	1,202,177

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Energy-Alternate Sources 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A	6.500%	01/15/26	5,525	$5,890,725

Engineering & Construction 0.7%
AECOM, Gtd. Notes	5.875	10/15/24	11,822	13,158,937
PowerTeam Services LLC, Sr. Sec’d. Notes, 144A	9.033	12/04/25	2,025	2,162,874
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26	8,925	9,313,628

				24,635,439

Entertainment 3.1%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	15,762	5,862,651
Sr. Sec’d. Notes, 144A	10.500	04/24/26	1,858	1,588,801
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A(a)	5.250	10/15/25	20,614	19,730,113
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(a)	6.000	03/15/22	14,450	14,334,229
Colt Merger Sub, Inc., Sr. Sec’d. Notes, 144A	6.250	07/01/25	3,090	3,271,690
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26	10,925	10,352,773
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(a)	6.250	02/15/22	4,953	5,084,215
Sr. Sec’d. Notes, 144A	6.500	02/15/25	15,081	16,472,128
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	10,511	9,973,453
Motion Bondco DAC (United Kingdom), Gtd. Notes, 144A	6.625	11/15/27	1,525	1,331,979
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	750	778,619
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	6,500	6,773,897
Sr. Sec’d. Notes, 144A(a)	5.000	10/15/25	4,600	4,546,777

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	23

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Sr. Unsec’d. Notes, 144A(a)	7.750%	04/15/25	4,400	$4,633,655

				104,734,980

Food Service 0.2%
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.000	04/01/25	5,634	5,691,292

Foods 3.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
Gtd. Notes, 144A	4.625	01/15/27	19,700	20,787,033
Sr. Unsec’d. Notes, 144A	3.250	03/15/26	15,000	15,298,945
B&G Foods, Inc., Gtd. Notes	5.250	04/01/25	19,804	20,534,641
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750	06/15/25	10,983	11,333,645
Gtd. Notes, 144A	5.875	07/15/24	10,325	10,534,952
Pilgrim’s Pride Corp., Gtd. Notes, 144A(a)	5.750	03/15/25	13,806	14,173,308
Post Holdings, Inc., Gtd. Notes, 144A	5.000	08/15/26	4,775	4,949,262
US Foods, Inc., Gtd. Notes, 144A(a)	5.875	06/15/24	9,917	10,051,188

				107,662,974

Gas 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	12,213	13,469,333
Sr. Unsec’d. Notes	5.625	05/20/24	6,250	6,843,717
Sr. Unsec’d. Notes	5.750	05/20/27	1,395	1,578,508

				21,891,558

Healthcare-Services 3.8%
Acadia Healthcare Co., Inc., Gtd. Notes	6.500	03/01/24	9,000	9,270,264
Centene Corp., Sr. Unsec’d. Notes	4.750	01/15/25	17,125	17,602,991

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	6.250%	03/31/23	2,295	$2,301,771
HCA, Inc.,
Gtd. Notes(a)	5.375	09/01/26	710	805,907
Gtd. Notes(a)	7.500	12/15/23	3,000	3,434,411
LifePoint Health, Inc., Sr. Sec’d. Notes, 144A	6.750	04/15/25	1,000	1,081,852
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	23,172	23,510,208
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/22	6,619	6,953,130
Sr. Unsec’d. Notes, 144A(a)	4.875	06/15/25	4,832	4,907,034
Polaris Intermediate Corp., Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%(a)	8.500	12/01/22	850	864,159
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	2,055	2,230,020
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(a)	6.750	07/01/25	2,000	1,964,262
Gtd. Notes, 144A(a)	10.000	04/15/27	330	357,069
Tenet Healthcare Corp.,
Sec’d. Notes	5.125	05/01/25	1,000	1,024,745
Sr. Sec’d. Notes	4.625	07/15/24	2,398	2,451,356
Sr. Sec’d. Notes, 144A	4.875	01/01/26	3,450	3,589,126
Sr. Unsec’d. Notes(a)	6.750	06/15/23	16,450	17,575,205
Sr. Unsec’d. Notes(a)	7.000	08/01/25	5,000	5,170,100
Sr. Unsec’d. Notes	8.125	04/01/22	20,698	22,347,419

				127,441,029

Home Builders 3.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750	08/01/25	6,375	6,499,507
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	350	355,388
Gtd. Notes	6.750	03/15/25	12,045	12,418,948
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.375	05/15/25	4,240	4,298,379
Forestar Group, Inc., Gtd. Notes, 144A	5.000	03/01/28	3,150	3,182,061

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	25

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Forestar Group, Inc., (cont’d.) Gtd. Notes, 144A	8.000%	04/15/24	4,025	$4,269,099
KB Home, Gtd. Notes	7.000	12/15/21	1,820	1,920,882
Gtd. Notes	7.500	09/15/22	5,345	5,854,888
Gtd. Notes	7.625	05/15/23	4,871	5,378,869
Lennar Corp., Gtd. Notes	4.875	12/15/23	2,450	2,637,369
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	1,100	1,137,959
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	5,200	5,913,319
Gtd. Notes(a)	7.000	04/01/22	990	1,061,965
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	10,824	10,468,312
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	7.500	02/15/26	2,675	2,690,193
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	01/31/25	1,890	1,927,178
Gtd. Notes, 144A	6.000	09/01/23	7,130	7,299,566
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625	03/01/24	14,098	15,035,511
Gtd. Notes, 144A	5.875	04/15/23	6,545	6,936,056

				99,285,449

Internet 0.1%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625	06/15/25	1,925	2,036,727

Iron/Steel 0.3%
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A(a)	4.875	01/15/24	675	665,765
Sr. Sec’d. Notes, 144A	6.750	03/15/26	1,225	1,251,147
Sr. Sec’d. Notes, 144A	9.875	10/17/25	6,185	6,813,153

				8,730,065

Leisure Time 0.9%
NCL Corp. Ltd., Sr. Sec’d. Notes, 144A	10.250	02/01/26	4,725	4,771,554

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
NCL Corp. Ltd., (cont’d.) Sr. Sec’d. Notes, 144A	12.250%	05/15/24	1,770	$1,970,931
Sr. Unsec’d. Notes, 144A(a)	3.625	12/15/24	10,125	6,950,751
Royal Caribbean Cruises Ltd., Gtd. Notes, 144A	9.125	06/15/23	825	868,581
Sr. Sec’d. Notes, 144A	10.875	06/01/23	1,340	1,476,266
Sr. Unsec’d. Notes(a)	2.650	11/28/20	11,575	11,548,658
Viking Cruises Ltd., Sr. Sec’d. Notes, 144A	13.000	05/15/25	800	890,511

				28,477,252

Lodging 3.0%
Boyd Gaming Corp., Gtd. Notes	6.375	04/01/26	3,877	4,043,709
Gtd. Notes, 144A	8.625	06/01/25	2,250	2,481,788
Hilton Domestic Operating Co., Inc., Gtd. Notes	4.250	09/01/24	3,275	3,287,769
Gtd. Notes	5.125	05/01/26	5,075	5,238,841
Gtd. Notes, 144A	5.375	05/01/25	10,962	11,491,290
Marriott International, Inc., Sr. Unsec’d. Notes	2.875	03/01/21	2,775	2,796,490
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	1,300	1,461,429
MGM Resorts International, Gtd. Notes(a)	5.750	06/15/25	12,215	13,082,160
Gtd. Notes	6.000	03/15/23	7,680	8,071,327
Gtd. Notes(a)	6.750	05/01/25	9,475	10,109,847
Gtd. Notes	7.750	03/15/22	11,750	12,480,856
Station Casinos LLC, Gtd. Notes, 144A(a)	5.000	10/01/25	5,795	5,722,739
Wyndham Destinations, Inc., Sr. Sec’d. Notes, 144A	4.625	03/01/30	2,575	2,425,431
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	4.875	10/01/24	12,550	12,586,894
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	3,800	3,849,202

				99,129,772

Machinery-Diversified 0.4%
Maxim Crane Works Holdings Capital LLC, Sec’d. Notes, 144A	10.125	08/01/24	14,418	14,367,083

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	27

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 6.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000%	02/01/28	5,529	$5,856,926
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	8,400	8,946,303
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	3,585	3,695,406
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	1,029	1,075,959
Sr. Unsec’d. Notes, 144A	5.750	02/15/26	6,488	6,799,051
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	8,400	8,828,705
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	9.250	02/15/24	47,448	46,457,221
CSC Holdings LLC, Gtd. Notes, 144A	5.500	05/15/26	21,747	22,808,121
Cumulus Media New Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	6.750	07/01/26	1,455	1,320,258
Diamond Sports Group LLC/Diamond Sports Finance Co., Sr. Sec’d. Notes, 144A	5.375	08/15/26	15,460	12,055,725
DISH DBS Corp.,
Gtd. Notes(a)	5.875	11/15/24	5,772	6,103,143
Gtd. Notes	6.750	06/01/21	16,562	17,066,383
Entercom Media Corp.,
Gtd. Notes, 144A(a)	7.250	11/01/24	7,645	6,163,665
Sec’d. Notes, 144A(a)	6.500	05/01/27	1,525	1,313,237
EW Scripps Co. (The), Gtd. Notes, 144A	5.125	05/15/25	10,000	9,937,491
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	5.625	08/01/24	6,155	6,328,452
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	5,900	6,012,553
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	4,335	4,405,846
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.625	08/01/24	10,335	10,406,761
Gtd. Notes, 144A	5.875	03/15/26	3,923	3,939,189
TEGNA, Inc.,
Gtd. Notes, 144A(a)	4.875	09/15/21	11,887	11,901,158
Gtd. Notes, 144A(a)	5.500	09/15/24	1,275	1,298,521
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.625	06/01/27	6,425	6,497,696

				209,217,770

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 2.4%
Constellium SE,
Gtd. Notes, 144A(a)	5.750%	05/15/24		7,997	$8,156,875
Gtd. Notes, 144A(a)	6.625	03/01/25		8,696	8,993,112
Eldorado Gold Corp. (Turkey), Sec’d. Notes, 144A	9.500	06/01/24		5,794	6,337,874
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	03/01/26		660	658,715
Gtd. Notes, 144A(a)	7.250	05/15/22		17,198	17,251,119
Gtd. Notes, 144A(a)	7.250	04/01/23		2,975	3,022,508
Freeport-McMoRan, Inc.,
Gtd. Notes	3.875	03/15/23		17,245	17,853,300
Gtd. Notes(a)	4.550	11/14/24		1,535	1,651,843
IAMGOLD Corp. (Burkina Faso), Gtd. Notes, 144A(a)	7.000	04/15/25		6,949	7,295,794
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25		7,538	7,866,395

					79,087,535

Miscellaneous Manufacturing 0.0%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24		836	810,859

Oil & Gas 6.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	(d)	10,985	7,250
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25		7,120	4,899,723
Gtd. Notes	5.125	12/01/22		8,150	7,080,486
Gtd. Notes	5.375	11/01/21		3,400	3,331,573
Gtd. Notes	5.625	06/01/23		27,971	22,142,178
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $33,109,887; purchased 3/29/17 - 11/15/19)(f)	10.000	04/01/22		31,561	29,488,006
Chesapeake Energy Corp., Gtd. Notes	6.125	02/15/21	(d)	800	34,664
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24		17,582	17,360,243
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	7.000	06/15/25		9,285	9,336,372

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	29

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CNX Resources Corp., Gtd. Notes	5.875%	04/15/22		7,854	$7,882,127
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	7.875	08/15/25	(d)	2,725	267,561
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26		6,500	6,509,934
Sr. Unsec’d. Notes, 144A	6.625	07/15/25		1,725	1,796,182
EQT Corp., Sr. Unsec’d. Notes	3.900	10/01/27		7,311	7,024,461
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.000	12/01/24		2,225	2,109,026
Sr. Unsec’d. Notes, 144A	5.750	10/01/25		11,761	11,077,638
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000	03/31/24		918	911,808
Nabors Industries Ltd., Gtd. Notes, 144A(a)	7.250	01/15/26		2,800	1,309,609
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25		11,240	3,230,704
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(a)	2.700	08/15/22		6,025	5,924,296
Sr. Unsec’d. Notes	2.900	08/15/24		1,275	1,173,188
Sr. Unsec’d. Notes	3.125	02/15/22		700	693,171
Sr. Unsec’d. Notes	3.200	08/15/26		275	241,417
Sr. Unsec’d. Notes	3.500	06/15/25		125	113,153
Sr. Unsec’d. Notes(a)	5.875	09/01/25		9,300	9,335,729
Sr. Unsec’d. Notes	6.950	07/01/24		175	181,253
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A	9.250	05/15/25		8,740	9,616,951
Precision Drilling Corp. (Canada), Gtd. Notes, 144A(a)	7.125	01/15/26		8,221	5,595,398
Range Resources Corp.,
Gtd. Notes	5.000	03/15/23		18,270	18,203,932
Gtd. Notes	5.875	07/01/22		4,209	4,268,434
Gtd. Notes, 144A	9.250	02/01/26		2,600	2,738,506
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	4.875	01/15/23		9,200	9,370,370
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		1,200	394,193
Gtd. Notes, 144A	7.500	01/15/26		8,325	2,571,689

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250%	09/15/24	9,058	$9,250,562
Sr. Unsec’d. Notes	8.250	08/01/23	4,720	5,303,444

				220,775,231

Packaging & Containers 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Sr. Sec’d. Notes, 144A	4.125	08/15/26	2,250	2,344,982
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375	08/15/25	5,435	6,004,491
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes, 144A(a)	5.125	07/15/23	15,336	15,560,996

				23,910,469

Pharmaceuticals 1.7%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	2,500	2,750,344
Gtd. Notes, 144A	9.250	04/01/26	5,025	5,570,846
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.500	03/01/23	853	851,973
Gtd. Notes, 144A	6.125	04/15/25	42,100	43,288,012
Sr. Sec’d. Notes, 144A	5.500	11/01/25	500	516,050
Sr. Sec’d. Notes, 144A	7.000	03/15/24	5,000	5,193,661

				58,170,886

Pipelines 1.5%
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750	09/30/21	2,825	2,867,896
EQM Midstream Partners LP, Sr. Unsec’d. Notes, 144A	6.000	07/01/25	2,330	2,473,482
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	06/15/23	4,865	4,877,141
Rattler Midstream LP, Gtd. Notes, 144A	5.625	07/15/25	2,005	2,131,645
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	3.600	05/15/25	4,875	4,790,315

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	31

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	09/15/24	12,937	$12,611,566
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250	11/15/23	7,800	7,843,731
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	2,300	2,301,187
Sr. Unsec’d. Notes	4.000	07/01/22	3,045	3,115,039
Sr. Unsec’d. Notes(a)	4.100	02/01/25	5,925	5,906,709

				48,918,711

Real Estate 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	6,115	6,200,851
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	6,150	6,295,717
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A(a)	5.375	03/15/25	2,250	2,284,632
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	2,450	2,319,807

				17,101,007

Real Estate Investment Trusts (REITs) 2.6%
Diversified Healthcare Trust, Gtd. Notes	9.750	06/15/25	10,550	11,784,890
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250	05/01/25	8,118	8,260,366
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	04/15/26	3,100	3,443,109
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.625	06/15/25	1,130	1,192,883
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.000	10/15/27	1,375	1,455,251
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Sec’d. Notes, 144A	7.500	06/01/25	12,830	13,773,398
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes(a)	5.000	04/15/23	10,020	9,847,182

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care LP, Gtd. Notes	5.125%	08/15/26		650	$706,237
SBA Communications Corp.,
Sr. Unsec’d. Notes	4.000	10/01/22		10,449	10,552,683
Sr. Unsec’d. Notes	4.875	09/01/24		2,729	2,794,673
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(a)	3.500	02/15/25		4,450	4,461,831
Gtd. Notes, 144A	3.750	02/15/27		14,100	14,042,414
Gtd. Notes, 144A	4.250	12/01/26		5,570	5,711,742

					88,026,659

Retail 4.0%
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		13,808	13,740,385
Sr. Unsec’d. Notes	3.875	05/15/23		2,425	2,352,674
Carvana Co., Gtd. Notes, 144A(a)	8.875	10/01/23		15,700	16,428,678
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	(d)	6,925	764,915
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.500	10/30/25		7,225	7,739,216
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes (original cost $3,423,053; purchased 01/28/19 - 10/07/19)(f)	6.500	05/01/21		3,948	3,484,070
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes (original cost $4,328,169; purchased 05/6/15 - 05/22/19)(f)	8.625	09/30/20		4,790	1,260,613
Sr. Unsec’d. Notes (original cost $8,522,938; purchased 01/30/17 - 01/10/19)(f)	8.625	09/30/20		9,025	2,391,625
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25		5,219	3,890,663
Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24		17,829	15,246,623
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22		132	135,971
Gtd. Notes	5.625	10/15/23		19,076	19,885,632
Gtd. Notes	6.625	04/01/21		6,293	6,450,421
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23		3,250	3,273,963
Sr. Sec’d. Notes, 144A	5.875	06/01/25		3,825	3,938,917
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A	7.500	07/01/25		1,689	1,694,165

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	33

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Rite Aid Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	8.000%	11/15/26	2,364	$2,410,130
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500	11/01/23	2,217	2,247,276
Gtd. Notes(a)	5.625	12/01/25	8,245	8,486,447
Sec’d. Notes, 144A	8.750	04/30/25	1,625	1,803,799
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500	06/01/24	2,475	2,511,788
Sr. Unsec’d. Notes	5.750	03/01/25	12,392	12,695,256

				132,833,227

Semiconductors 0.1%
Microchip Technology, Inc., Gtd. Notes, 144A	4.250	09/01/25	1,970	2,048,949

Software 0.4%
BY Crown Parent LLC, Gtd. Notes, 144A	7.375	10/15/24	4,895	5,010,738
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A	4.250	01/31/26	4,700	4,799,185
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A	10.250	02/15/27	2,049	2,348,590

				12,158,513

Telecommunications 6.9%
CenturyLink, Inc.,
Sr. Unsec’d. Notes(a)	5.625	04/01/25	5,000	5,402,474
Sr. Unsec’d. Notes, Series S	6.450	06/15/21	20,616	21,327,202
Sr. Unsec’d. Notes, Series W	6.750	12/01/23	753	833,658
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25	9,170	9,403,840
CommScope, Inc., Sr. Sec’d. Notes, 144A	6.000	03/01/26	11,375	12,057,500
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	967	752,444
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	2,846	2,607,216
Sr. Sec’d. Notes, 144A	8.750	05/25/24	12,850	12,956,548
Sr. Sec’d. Notes, 144A	8.750	05/25/24	6,172	6,233,384

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500%	08/01/23	(d)	6,971	$4,566,273
Sr. Sec’d. Notes, 144A(a)	8.000	02/15/24	(d)	20,302	20,663,782
Level 3 Financing, Inc.,
Gtd. Notes	5.125	05/01/23		19,285	19,296,930
Gtd. Notes	5.250	03/15/26		995	1,036,883
Gtd. Notes(a)	5.375	05/01/25		4,870	5,023,009
Gtd. Notes	5.625	02/01/23		973	973,753
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24		6,830	6,700,527
Sprint Communications, Inc., Gtd. Notes	6.000	11/15/22		5,580	6,054,535
Sprint Corp.,
Gtd. Notes	7.125	06/15/24		8,200	9,532,131
Gtd. Notes	7.250	09/15/21		13,721	14,475,753
Gtd. Notes	7.625	02/15/25		5,365	6,433,196
Gtd. Notes	7.875	09/15/23		22,182	25,812,640
T-Mobile USA, Inc.,
Gtd. Notes(a)	5.125	04/15/25		5,667	5,821,806
Gtd. Notes	6.000	04/15/24		13,375	13,645,945
Gtd. Notes	6.375	03/01/25		9,865	10,074,631
Gtd. Notes	6.500	01/15/26		8,446	8,843,299

					230,529,359

Transportation 0.9%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23		4,500	4,575,738
Gtd. Notes, 144A(a)	6.250	05/01/25		12,075	12,923,022
Gtd. Notes, 144A	6.500	06/15/22		101	101,235
Gtd. Notes, 144A	6.750	08/15/24		10,750	11,406,586

					29,006,581

TOTAL CORPORATE BONDS (cost $2,481,622,096)					2,446,970,711

SOVEREIGN BOND 0.0%
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes (cost $1,120,758)	10.750	07/31/40		1,080	595,333

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	35

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS 0.3%

Electric Utilities 0.3%
GenOn Energy Holdings, Inc. (Class A Stock)*^	41,315	$7,849,850

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)	75,000	441,000

TOTAL COMMON STOCKS (cost $776,279)		8,290,850

EXCHANGE-TRADED FUNDS 1.8%
iShares 0-5 Year High Yield Corporate Bond ETF(a)	500,000	22,180,000
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(a)	1,500,000	39,030,000

TOTAL EXCHANGE-TRADED FUNDS (cost $60,806,100)		61,210,000

TOTAL LONG-TERM INVESTMENTS (cost $3,082,349,838)		3,038,469,971

SHORT-TERM INVESTMENTS 15.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	250,616,162	250,616,162
PGIM Institutional Money Market Fund (cost $265,516,880; includes $265,447,305 of cash collateral for securities on loan)(b)(w)	265,626,869	265,573,744

TOTAL SHORT-TERM INVESTMENTS (cost $516,133,042)		516,189,906

TOTAL INVESTMENTS 106.9% (cost $3,598,482,880)		3,554,659,877
Liabilities in excess of other assets(z) (6.9)%		(228,063,898)

NET ASSETS 100.0%		$3,326,595,979

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

DIP—Debtor-In-Possession

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

See Notes to Financial Statements.

36

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $28,370,858 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $260,417,277; cash collateral of $265,447,305 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $49,384,047. The aggregate value of $36,624,314 is 1.1% of net assets.
(p)	Interest rate not available as of August 31, 2020.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at August 31, 2020:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA, SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%, 6.500%, Maturity Date 7/14/2021 (cost $1,960,216)	1,973	$2,000,872	$40,656	$—

Futures contracts outstanding at August 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,072	2 Year U.S. Treasury Notes	Dec. 2020	$236,853,374	$ 66,972
85	5 Year Euro-Bobl	Sep. 2020	13,656,160	13,106
459	10 Year U.S. Treasury Notes	Dec. 2020	63,915,750	(10,166)
2	20 Year U.S. Treasury Bonds	Dec. 2020	351,438	(2,300)

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	37

Schedule of Investments (continued)

as of August 31, 2020

Futures contracts outstanding at August 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	$441,813	$(3,897)
4	Euro Schatz Index	Sep. 2020	534,692	(147)

				63,568

Short Positions:
78	10 Year Euro-Bund	Sep. 2020	16,341,353	(68,954)
110	10 Year Euro-Bund	Dec. 2020	22,674,008	(14,861)
134	10 Year U.K. Gilt	Dec. 2020	24,183,599	224,806

				140,991

				$204,559

Forward foreign currency exchange contracts outstanding at August 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/20	Citibank, N.A.	EUR 1,370	$1,617,775	$1,635,313	$17,538	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/20	Citibank, N.A.	EUR 1,370	$1,607,955	$1,635,312	$ —	$(27,357)
Expiring 10/02/20	Citibank, N.A.	EUR 1,370	1,618,836	1,636,425	—	(17,589)

			$3,226,791	$3,271,737	—	(44,946)

					$17,538	$(44,946)

See Notes to Financial Statements.

38

Credit default swap agreements outstanding at August 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
							Morgan Staley & Co.
Bombardier Inc.	09/20/20	5.000%(Q)	5,000	$36,947	$62,166	$(25,219)	International PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Bombardier Inc.	09/20/20	5.000%(Q)	30,000	37.080%	$(230,015)	$45,330	$(275,345)	JPMorgan Chase Bank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.34.V8	06/20/25	5.000%(Q)	140,016	$7,299,705	$(9,516,317)	$(16,816,022)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	39

Schedule of Investments (continued)

as of August 31, 2020

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$107,496	$—	$—	$(300,564)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$16,928,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$35,244,883	$—
Bank Loans	—	465,637,186	20,521,008
Corporate Bonds	—	2,446,970,711	—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bond	$—	$595,333	$—
Common Stocks.	441,000	—	7,849,850
Exchange-Traded Funds	61,210,000	—	—
Affiliated Mutual Funds	516,189,906	—	—

Total	$577,840,906	$2,948,448,113	$28,370,858

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$40,656	$—
Futures Contracts	304,884	—	—
OTC Forward Foreign Currency Exchange Contract	—	17,538	—
OTC Credit Default Swap Agreement	—	36,947	—

Total	$304,884	$95,141	$—

Liabilities
Futures Contracts	$(100,325)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(44,946)	—
Centrally Cleared Credit Default Swap Agreement	—	(16,816,022)	—
OTC Credit Default Swap Agreement	—	(230,015)	—

Total	$(100,325)	$(17,090,983)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks
Balance as of 08/31/19	$54,555,756	$8,159,712
Realized gain (loss)	(123,614)	—
Change in unrealized appreciation (depreciation)	342,727	3,506,616
Purchases/Exchanges/Issuances.	4,558,456	—
Sales/Paydowns	(2,578,500)	(3,816,478)
Accrued discount/premium	57,809	—
Transfers into Level 3	—	—
Transfers out of Level 3.	(36,291,626)	—

Balance as of 08/31/20	$20,521,008	$7,849,850

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end.	$342,727	$3,506,616

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	41

Schedule of Investments (continued)

as of August 31, 2020

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of August 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$20,521,008	Market Approach	Single Broker Indicative Quote
Common Stocks	7,849,850	Market Approach	Single Broker Indicative Quote

	$28,370,858

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$36,291,626	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (8.0% represents investments purchased with collateral from securities on loan)	15.5%
Telecommunications	9.7
Oil & Gas	7.0
Media	6.8
Chemicals	5.8
Retail	5.0
Healthcare-Services	4.3
Entertainment	3.7
Diversified Financial Services	3.5
Foods	3.2
Software	3.1
Home Builders	3.0
Lodging	3.0
Real Estate Investment Trusts (REITs)	2.6
Commercial Services	2.4
Computers	2.4
Mining	2.4
Pharmaceuticals	2.2
Building Materials	2.2
Auto Manufacturers	1.9
Exchange-Traded Funds	1.8
Electric	1.5
Pipelines	1.5
Aerospace & Defense	1.4
Collateralized Loan Obligations	1.1

Transportation	0.9%
Leisure Time	0.9
Auto Parts & Equipment	0.8
Engineering & Construction	0.7
Packaging & Containers	0.7
Gas	0.7
Banks	0.6
Agriculture	0.6
Real Estate	0.5
Apparel	0.5
Advertising	0.5
Machinery-Diversified	0.4
Insurance	0.3
Distribution/Wholesale	0.3
Iron/Steel	0.3
Electric Utilities	0.3
Energy-Alternate Sources	0.2
Electrical Components & Equipment	0.2
Food Service	0.2
Electronics	0.1
Semiconductors	0.1
Internet	0.1
Miscellaneous Manufacturing	0.0	*
Sovereign Bond	0.0	*

See Notes to Financial Statements.

42

Industry Classification (continued):

Beverages	0.0 *%

106.9
Liabilities in excess of other assets	(6.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$16,816,022	*
Credit contracts	Premiums paid for OTC swap agreements	107,496		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	300,564
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	17,538		Unrealized depreciation on OTC forward foreign currency exchange contracts	44,946
Interest rate contracts	Due from/to broker-variation margin futures	304,884	*	Due from/to broker-variation margin futures	100,325	*

		$429,918			$17,261,857

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	43

Schedule of Investments (continued)

as of August 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$7,323,578
Foreign exchange contracts	—	710,051	—
Interest rate contracts	6,756,452	—	—

Total	$6,756,452	$710,051	$7,323,578

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(17,320,157)
Foreign exchange contracts	—	(269,281)	—
Interest rate contracts	30,596	—	—

Total	$30,596	$(269,281)	$(17,320,157)

For the year ended August 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$288,043,063	$31,869,335	$8,608,635

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$17,303,910	$200,239,370

Credit Default Swap Agreements— Sell Protection(1)
$18,000,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

44

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$260,417,277	$(260,417,277)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$ 17,538	$ (44,946)	$ (27,408)	$ —	$(27,408)
JPMorgan Chase Bank, N.A.	45,330	(275,345)	(230,015)	230,015	—
Morgan Staley & Co. International PLC	62,166	(25,219)	36,947	—	36,947

	$125,034	$(345,510)	$(220,476)	$230,015	$ 9,539

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	45

Statement of Assets and Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $260,417,277:
Unaffiliated investments (cost $3,082,349,838)	$3,038,469,971
Affiliated investments (cost $516,133,042)	516,189,906
Cash	33,946
Foreign currency, at value (cost $1,906,518)	1,968,314
Cash segregated for counterparty - OTC	310,000
Dividends and interest receivable	46,052,883
Receivable for Fund shares sold	33,222,229
Deposit with broker for centrally cleared/exchange-traded derivatives	16,928,000
Receivable for investments sold	10,929,447
Premiums paid for OTC swap agreements	107,496
Due from broker—variation margin futures	76,382
Unrealized appreciation on unfunded loan commitment	40,656
Unrealized appreciation on OTC forward foreign currency exchange contracts	17,538
Prepaid expenses	24,365

Total Assets	3,664,371,133

Liabilities
Payable to broker for collateral for securities on loan	265,447,305
Payable for investments purchased	38,720,690
Payable for Fund shares reacquired	27,711,698
Management fee payable	1,854,257
Dividends payable	1,725,527
Accrued expenses and other liabilities	1,205,010
Due to broker—variation margin swaps	414,501
Distribution fee payable	319,294
Unrealized depreciation on OTC swap agreements	300,564
Unrealized depreciation on OTC forward foreign currency exchange contracts	44,946
Affiliated transfer agent fee payable	24,222
Directors’ fees payable	7,140

Total Liabilities	337,775,154

Net Assets	$3,326,595,979

Net assets were comprised of:
Common stock, at par	$3,800,775
Paid-in capital in excess of par	3,553,186,335
Total distributable earnings (loss)	(230,391,131)

Net assets, August 31, 2020	$3,326,595,979

See Notes to Financial Statements.

46

Class A
Net asset value and redemption price per share, ($321,481,643 ÷ 36,739,090 shares of common stock issued and outstanding)	$8.75
Maximum sales charge (2.25% of offering price)	0.20

Maximum offering price to public	$8.95

Class C
Net asset value, offering price and redemption price per share,
($297,706,669 ÷ 34,025,219 shares of common stock issued and outstanding)	$8.75

Class Z
Net asset value, offering price and redemption price per share,
($2,218,850,406 ÷ 253,515,767 shares of common stock issued and outstanding)	$8.75

Class R6
Net asset value, offering price and redemption price per share,
($488,557,261 ÷ 55,797,459 shares of common stock issued and outstanding)	$8.76

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	47

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$174,410,224
Affiliated dividend income	2,685,089
Income from securities lending, net (including affiliated income of $1,238,106)	1,317,765
Unaffiliated dividend income	276,715

Total income	178,689,793

Expenses
Management fee	20,987,949
Distribution fee(a)	3,882,817
Transfer agent’s fees and expenses (including affiliated expense of $136,061)(a)	2,736,007
Custodian and accounting fees	387,157
Registration fees(a)	226,664
Shareholders’ reports	212,728
SEC registration fees	62,056
Directors’ fees	57,080
Audit fee	41,483
Legal fees and expenses	37,771
Miscellaneous	59,839

Total expenses	28,691,551
Less: Fee waiver and/or expense reimbursement(a)	(2,161,875)

Net expenses	26,529,676

Net investment income (loss)	152,160,117

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(319,064))	(27,230,364)
Futures transactions	6,756,452
Forward currency contract transactions	710,051
Swap agreement transactions	7,323,578
Foreign currency transactions	(531,605)

(12,971,888)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,454)	(63,808,848)
Futures	30,596
Forward currency contracts	(269,281)
Swap agreements	(17,320,157)
Foreign currencies	(109,784)
Unfunded loan commitments	40,656

(81,436,818)

Net gain (loss) on investment and foreign currency transactions	(94,408,706)

Net Increase (Decrease) In Net Assets Resulting From Operations	$57,751,411

See Notes to Financial Statements.

48

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	725,547	3,157,270	—	—
Transfer agent’s fees and expenses	247,689	242,853	2,244,122	1,343
Registration fees	44,774	31,084	109,387	41,419
Fee waiver and/or expense reimbursement	(202,762)	(179,541)	(1,695,291)	(84,281)

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	49

Statements of Changes in Net Assets

	Year Ended August 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,160,117	$126,061,322
Net realized gain (loss) on investment and foreign currency transactions	(12,971,888)	11,539,356
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(81,436,818)	29,112,439

Net increase (decrease) in net assets resulting from operations	57,751,411	166,713,117

Dividends and Distributions
Distributions from distributable earnings
Class A	(14,503,070)	(13,829,701)
Class C	(13,478,523)	(15,431,122)
Class Z	(114,851,528)	(106,446,362)
Class R6	(12,758,102)	(8,165,570)

	(155,591,223)	(143,872,755)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,970,449,569	1,607,088,461
Net asset value of shares issued in reinvestment of dividends and distributions	133,318,119	126,951,425
Cost of shares reacquired	(1,635,347,430)	(1,084,977,308)

Net increase (decrease) in net assets from Fund share transactions	468,420,258	649,062,578

Total increase (decrease)	370,580,446	671,902,940

Net Assets:
Beginning of year	2,956,015,533	2,284,112,593

End of year	$3,326,595,979	$2,956,015,533

See Notes to Financial Statements.

50

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide a high level of current income.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Short Duration High Yield Income Fund	51

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

52

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Company has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

PGIM Short Duration High Yield Income Fund	53

Notes to Financial Statements (continued)

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign

54

currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial

PGIM Short Duration High Yield Income Fund	55

Notes to Financial Statements (continued)

institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the

56

contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right

PGIM Short Duration High Yield Income Fund	57

Notes to Financial Statements (continued)

of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

58

As of August 31, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may

PGIM Short Duration High Yield Income Fund	59

Notes to Financial Statements (continued)

differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The

60

legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.675% of the average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.69% for the year ended August 31, 2020.

The Manager has contractually agreed, through December 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.75% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Short Duration High Yield Income Fund	61

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended August 31, 2020, PIMS received $422,635 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2020, PIMS received $19,086 and $50,535 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2020, no 17a-7 transactions were entered into by the Fund.

62

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $2,215,044,621 and $1,847,517,209, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$185,911,278	$1,594,893,792	$1,530,188,908	$ —	$ —	$250,616,162	250,616,162	$2,685,089

PGIM Institutional Money Market Fund*
439,158,336	747,325,168	920,608,150	17,454	(319,064)	265,573,744	265,626,869	1,238,106	**

$625,069,614	$2,342,218,960	$2,450,797,058	$17,454	$(319,064)	$516,189,906		$3,923,195

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2020, the tax character of dividends paid by the Fund was $155,591,223 of ordinary income. For the year ended August 31, 2019, the tax character of dividends paid by the Fund was $143,872,755 of ordinary income.

As of August 31, 2020, the accumulated undistributed earnings on a tax basis was $2,459,060 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$3,621,923,352	$54,934,035	$(138,988,793)	$(84,054,758)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

PGIM Short Duration High Yield Income Fund	63

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2020 of approximately $147,068,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6 billion shares of capital stock, $0.01 par value per share, 1.2 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	160,000,000
Class C	100,000,000
Class Z	700,000,000
Class T	75,000,000
Class R6	150,000,000

The Fund currently does not have any Class T shares outstanding.

64

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	3,362,140	6.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	72.5%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2020:
Shares sold	18,900,946	$164,795,617
Shares issued in reinvestment of dividends and distributions	1,457,286	12,636,531
Shares reacquired	(13,820,694)	(117,224,852)

Net increase (decrease) in shares outstanding before conversion	6,537,538	60,207,296
Shares issued upon conversion from other share class(es)	2,415,860	20,997,881
Shares reacquired upon conversion into other share class(es)	(2,409,994)	(21,100,369)

Net increase (decrease) in shares outstanding	6,543,404	$60,104,808

Year ended August 31, 2019:
Shares sold	11,528,235	$102,112,212
Shares issued in reinvestment of dividends and distributions	1,474,258	13,046,141
Shares reacquired	(10,445,976)	(91,885,274)

Net increase (decrease) in shares outstanding before conversion	2,556,517	23,273,079
Shares issued upon conversion from other share class(es)	1,053,119	9,341,086
Shares reacquired upon conversion into other share class(es)	(4,135,314)	(36,576,670)

Net increase (decrease) in shares outstanding	(525,678)	$(3,962,505)

Class C
Year ended August 31, 2020:
Shares sold	7,339,004	$64,401,674
Shares issued in reinvestment of dividends and distributions	1,401,310	12,146,605
Shares reacquired	(9,092,710)	(77,337,845)

Net increase (decrease) in shares outstanding before conversion	(352,396)	(789,566)
Shares reacquired upon conversion into other share class(es)	(2,694,286)	(23,412,299)

Net increase (decrease) in shares outstanding	(3,046,682)	$(24,201,865)

Year ended August 31, 2019:
Shares sold	8,005,611	$70,818,384
Shares issued in reinvestment of dividends and distributions	1,607,284	14,222,040
Shares reacquired	(8,332,369)	(73,544,160)

Net increase (decrease) in shares outstanding before conversion	1,280,526	11,496,264
Shares reacquired upon conversion into other share class(es)	(1,773,483)	(15,723,232)

Net increase (decrease) in shares outstanding	(492,957)	$(4,226,968)

PGIM Short Duration High Yield Income Fund	65

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended August 31, 2020:
Shares sold	155,743,015	$1,336,511,258
Shares issued in reinvestment of dividends and distributions	11,609,062	100,708,544
Shares reacquired	(160,319,772)	(1,348,189,185)

Net increase (decrease) in shares outstanding before conversion	7,032,305	89,030,617
Shares issued upon conversion from other share class(es)	3,597,866	31,396,774
Shares reacquired upon conversion into other share class(es)	(998,358)	(8,658,619)

Net increase (decrease) in shares outstanding	9,631,813	$111,768,772

Year ended August 31, 2019:
Shares sold	147,565,528	$1,306,227,248
Shares issued in reinvestment of dividends and distributions	10,737,610	95,124,237
Shares reacquired	(94,810,133)	(836,533,352)

Net increase (decrease) in shares outstanding before conversion	63,493,005	564,818,133
Shares issued upon conversion from other share class(es)	5,553,893	49,156,975
Shares reacquired upon conversion into other share class(es)	(749,213)	(6,640,643)

Net increase (decrease) in shares outstanding	68,297,685	$607,334,465

Class R6
Year ended August 31, 2020:
Shares sold	47,484,348	$404,741,020
Shares issued in reinvestment of dividends and distributions	905,556	7,826,439
Shares reacquired	(11,015,284)	(92,595,548)

Net increase (decrease) in shares outstanding before conversion	37,374,620	319,971,911
Shares issued upon conversion from other share class(es)	88,586	776,632

Net increase (decrease) in shares outstanding	37,463,206	$320,748,543

Year ended August 31, 2019:
Shares sold	14,530,956	$127,930,617
Shares issued in reinvestment of dividends and distributions	514,087	4,559,007
Shares reacquired	(9,383,081)	(83,014,522)

Net increase (decrease) in shares outstanding before conversion	5,661,962	49,475,102
Shares issued upon conversion from other share class(es)	50,196	442,484

Net increase (decrease) in shares outstanding	5,712,158	$49,917,586

8. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

66

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2020. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $28,382,000, borrowed at a weighted average interest rate of 2.13%. The maximum loan outstanding amount during the period was $28,382,000. At August 31, 2020, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

PGIM Short Duration High Yield Income Fund	67

Notes to Financial Statements (continued)

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

68

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the

PGIM Short Duration High Yield Income Fund	69

Notes to Financial Statements (continued)

securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

70

Financial Highlights

Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.97	$8.90	$9.06	$9.16	$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.43	0.43	0.42	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.12	(0.10)	(0.01)	0.08
Total from investment operations	0.21	0.55	0.33	0.41	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.48)	(0.47)	(0.51)	(0.55)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.43)	(0.48)	(0.49)	(0.51)	(0.55)
Net asset value, end of year	$8.75	$8.97	$8.90	$9.06	$9.16
Total Return(b):	2.53%	6.43%	3.73%	4.65%	5.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$321,482	$270,853	$273,521	$360,573	$560,800
Average net assets (000)	$290,219	$252,620	$303,566	$462,309	$425,721
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.04%	1.08%
Expenses before waivers and/or expense reimbursement	1.07%	1.08%	1.07%	1.07%	1.08%
Net investment income (loss)	4.89%	4.81%	4.80%	4.67%	4.67%
Portfolio turnover rate(f)	65%	49%	67%	66%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	71

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.97	$8.90	$9.06	$9.15	$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.13	(0.10)	(0.01)	0.06
Total from investment operations	0.15	0.49	0.26	0.35	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.42)	(0.40)	(0.44)	(0.48)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.37)	(0.42)	(0.42)	(0.44)	(0.48)
Net asset value, end of year	$8.75	$8.97	$8.90	$9.06	$9.15
Total Return(b):	1.77%	5.64%	2.95%	3.98%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$297,707	$332,503	$334,430	$374,417	$372,754
Average net assets (000)	$315,727	$326,067	$353,409	$377,098	$304,363
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.78%	1.83%
Expenses before waivers and/or expense reimbursement	1.81%	1.81%	1.81%	1.83%	1.83%
Net investment income (loss)	4.16%	4.06%	4.05%	3.92%	3.94%
Portfolio turnover rate(e)	65%	49%	67%	66%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.97	$8.91	$9.06	$9.16	$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.45	0.45	0.45	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	0.12	(0.09)	(0.01)	0.08
Total from investment operations	0.23	0.57	0.36	0.44	0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.51)	(0.49)	(0.54)	(0.57)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.45)	(0.51)	(0.51)	(0.54)	(0.57)
Net asset value, end of year	$8.75	$8.97	$8.91	$9.06	$9.16
Total Return(b):	2.79%	6.57%	4.11%	4.91%	5.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,218,850	$2,188,123	$1,563,724	$1,609,403	$1,201,161
Average net assets (000)	$2,184,180	$1,859,209	$1,517,050	$1,414,559	$818,901
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.78%	0.83%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss)	5.14%	5.03%	5.05%	4.92%	4.90%
Portfolio turnover rate(e)	65%	49%	67%	66%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	73

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.97	$8.91	$9.06	$9.16	$9.22
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.45	0.46	0.45	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	0.12	(0.10)	(0.01)	0.07
Total from investment operations	0.25	0.57	0.36	0.44	0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.51)	(0.49)	(0.54)	(0.58)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.46)	(0.51)	(0.51)	(0.54)	(0.58)
Net asset value, end of year	$8.76	$8.97	$8.91	$9.06	$9.16
Total Return(b):	2.95%	6.63%	4.15%	4.97%	5.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$488,557	$164,537	$112,437	$58,356	$25,252
Average net assets (000)	$245,125	$141,275	$86,373	$46,030	$29,782
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.71%	0.74%
Expenses before waivers and/or expense reimbursement	0.73%	0.74%	0.75%	0.72%	0.74%
Net investment income (loss)	5.13%	5.08%	5.10%	4.97%	4.99%
Portfolio turnover rate(e)	65%	49%	67%	66%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short Duration High Yield Income Fund and Board of Directors

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration High Yield Income Fund, a series of Prudential Investment Portfolios, Inc. 15, (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

PGIM Short Duration High Yield Income Fund	75

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

76

Tax Information (unaudited)

For the year ended August 31, 2020, the Fund reports the maximum amount allowable but not less than 92.68% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2020.

PGIM Short Duration High Yield Income Fund	77

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

Visit our website at pgim.com/investments

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

Visit our website at pgim.com/investments

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that it, in light of the above, would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing that Director at to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Director and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX
CUSIP	74442J109	74442J208	74442J307	74442J406

MF216E

PGIM HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 15, 2020

PGIM High Yield Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	0.30	5.50	6.32	—
(without sales charges)	3.67	6.20	6.67	—
Class C
(with sales charges)	1.97	5.44	5.91	—
(without sales charges)	2.95	5.44	5.91	—
Class R
(without sales charges)	3.35	5.91	6.39	—
Class Z
(without sales charges)	3.94	6.48	6.96	—
Class R2
(without sales charges)	3.55	N/A	N/A	5.00 (12/27/17)
Class R4
(without sales charges)	3.61	N/A	N/A	5.21 (12/27/17)
Class R6
(without sales charges)	4.07	6.61	N/A	6.72 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index
	4.18	6.32	6.79	—

Average Annual Total Returns as of 8/31/20 Since inception
			Class R2, R4 (12/27/17)	Class R6 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index
			4.69	6.45

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2010) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM High Yield Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 8/31/20 (%)
AAA	3.8
BBB	3.9
BB	37.0
B	29.1
CCC	13.8
C	0.2
Not Rated	7.4
Cash/Cash Equivalents	4.8
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.32	4.72	4.72
Class C	0.28	4.13	4.13
Class R	0.30	4.55	4.30
Class Z	0.33	5.14	5.14
Class R2	0.31	4.75	4.69
Class R4	0.32	5.00	4.87
Class R6	0.34	5.22	5.22

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM High Yield Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned 3.94% in the 12-month reporting period that ended August 31, 2020, underperforming the 4.18% return of the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global COVID-19 pandemic, its economic impact, and the resulting decline in risk sentiment around the globe. After generating gains throughout the latter part of 2019, high yield bonds declined sharply during the first quarter of 2020 as credit spreads widened to levels not seen since the 2008-09 financial crisis. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) Though US high yield bond spreads have tightened from their widest level in March, they remain significantly wider than pre-COVID-19 levels.

•

Throughout most of the period, the asset class benefited from stable credit fundamentals, low corporate default rates, and record-high equity prices. The signing of a phase-one US-China trade deal and stable monetary policy further boosted sentiment toward the end of 2019 and throughout most of January 2020. However, this optimism proved short-lived, as high yield bonds came under heavy pressure in February and March when growing concerns around COVID-19 and a sharp sell-off in oil prices sparked a collapse in the asset class.

•

Following a difficult March, high yield bonds began to stabilize following unprecedented fiscal and monetary responses, including the Federal Reserve’s (the Fed’s) announcement that it would purchase recently fallen angels (i.e., previously investment grade corporate bonds that have been downgraded to below investment grade) and high yield bond exchange-traded funds (ETFs). Risk-on sentiment saw spreads decline sharply over the last five months of the period, with the market rebounding sharply from March lows.

•

During the second quarter of 2020, high yield bonds responded positively to the fiscal and monetary stimulus programs aimed at stabilizing the US economy and financial markets. Spreads tightened by 233 basis points (bps) to end the quarter at 644 bps as mutual fund flows turned strongly positive, with five of the largest weekly inflows on record occurring during the quarter. (One basis point equals 0.01%.)

•

In July and August 2020, US high yield bonds again posted strong gains on the back of government and central bank support, a gradual reopening of the economy, optimism around COVID-19 vaccine development, and improving economic data. US high yield bond spreads ended the period at 502 bps. By quality, higher-rated bonds generally fared better than their lower-quality peers heading into and coming out of the COVID-19-related market volatility, with BB-rated bonds outperforming B-rated bonds

8	Visit our website at pgim.com/investments

and CCC-rated bonds. However, this dynamic shifted during the last month of the period, as CCC-rated bonds generally outperformed their higher-rated peers in August.

What worked?

•	Having more beta in the Fund relative to the Index, on average, over the reporting period was a significant contributor to returns.

•

While overall industry allocation and security selection detracted from performance during the period, the Fund benefited from underweights to transportation & environmental services and real estate investment trusts, and an overweight to telecom. Overweights to electric utilities, chemicals, and technology also contributed to performance.

•	The Fund benefited from strong security selection in the telecom, metals & mining, and electric utilities industries.

•	Overweights to Digicel Ltd. (telecom), CenturyLink Inc. (telecom), and Calpine Corp. (electric utilities) relative to the Index were among the Fund’s largest single-name contributors.

What didn’t work?

•	Overall industry selection hurt performance, with an underweight to upstream and midstream energy relative to the Index detracting the most.

•	Security selection within the midstream energy and media industries was a drag on performance.

•

The largest single-name detractors from returns included overweights to Ferrellgas Partners LP (energy), Chesapeake Energy Corp. (energy), and AMC Entertainment (gaming, lodging & leisure) and an underweight to Occidental Petroleum Corp. (energy) relative to the Index.

Did the Fund use derivatives?

•	The Fund utilized US Treasury and euro bund futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

•	The Fund also held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio.

PGIM High Yield Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

PGIM Fixed Income remains constructive on high yield over the medium term given the enormous monetary and fiscal responses seen to date, including the Fed’s decision to purchase recently fallen angels and high yield bond ETFs. It also believes current spread levels adequately compensate for an expected increase in defaults over the next two years. Over the near term, it believes the market is vulnerable to uncertainty around a second wave of COVID-19, the US elections in November, slowing inflows, and new supply used to fund corporate losses.

•

Given their recent underperformance, PGIM Fixed Income believes BB-rated bonds are attractive on a relative-value basis and are less susceptible to a second COVID-19-related shutdown. It is maintaining an overweight to independent power producers, housing, and gaming. Within energy, it is underweight oil producers but overweight natural gas producers, each relative to the Index.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

PGIM High Yield Fund	11

Fees and Expenses (continued)

the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,018.00	0.81%	$4.11
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12
Class C	Actual	$1,000.00	$1,014.50	1.51%	$7.65
	Hypothetical	$1,000.00	$1,017.55	1.51%	$7.66
Class R	Actual	$1,000.00	$1,018.30	1.14%	$5.78
	Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79
Class Z	Actual	$1,000.00	$1,019.40	0.55%	$2.79
	Hypothetical	$1,000.00	$1,022.37	0.55%	$2.80
Class R2	Actual	$1,000.00	$1,019.40	0.93%	$4.72
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
Class R4	Actual	$1,000.00	$1,018.70	0.68%	$3.45
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46
Class R6	Actual	$1,000.00	$1,020.00	0.42%	$2.13
	Hypothetical	$1,000.00	$1,023.03	0.42%	$2.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 93.4%

ASSET-BACKED SECURITIES 3.7%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.375	%(c)	07/15/26	12,372	$12,326,006
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-07A, Class A1AR, 144A, 3 Month LIBOR + 0.780% (Cap N/A, Floor 0.000%)	1.052	(c)	07/18/27	17,568	17,389,231
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.525	(c)	10/15/30	20,000	19,821,318
Canyon CLO Ltd. (Cayman Islands), Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)	2.319	(c)	07/15/28	20,000	20,018,606
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.243	(c)	04/17/31	15,453	15,136,870
Carlyle US CLO Ltd. (Cayman Islands), Series 2019-04A, Class A11, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.605	(c)	01/15/33	20,000	19,899,992
Catamaran CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.518	(c)	04/22/30	29,847	29,366,220
Cathedral Lake CLO Ltd. (Cayman Islands), Series 2016-04A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.522	(c)	10/20/28	14,500	14,361,547
CIFC Funding Ltd. (Cayman Islands), Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.314	(c)	04/24/30	20,200	20,038,499
Eaton Vance CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)	1.435	(c)	01/15/28	30,000	29,820,903
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.505	(c)	10/15/29	30,000	29,576,697
HPS Loan Management Ltd. (Cayman Islands), Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.412	(c)	01/20/28	25,000	24,718,428
JMP Credit Advisors CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.553	(c)	07/17/29	24,628	24,428,220

See Notes to Financial Statements.

PGIM High Yield Fund	13

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	1.542	%(c)	07/18/30	22,500	$22,354,684
LCM LP (Cayman Islands), Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.412	(c)	07/19/27	25,000	24,880,412
Madison Park Funding Ltd. (Cayman Islands), Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)	1.178	(c)	01/22/28	36,500	35,839,160
Northwoods Capital Ltd. (Cayman Islands), Series 2019-20A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.565	(c)	01/25/30	10,750	10,652,166
OCP CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	1.075	(c)	07/15/27	9,598	9,565,710
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.518	(c)	10/30/30	19,784	19,630,720
Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	1.348	(c)	07/30/27	6,022	5,976,852
Race Point CLO Ltd. (Cayman Islands), Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.293	(c)	02/20/30	24,683	24,311,942
Regatta Funding LP (Cayman Islands), Series 2013-02A, Class A1R2, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.525	(c)	01/15/29	30,000	29,940,315
SCOF Ltd. (Cayman Islands), Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.455	(c)	07/15/28	42,375	42,145,713
Sound Point CLO Ltd. (Cayman Islands), Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.562	(c)	10/20/28	40,000	39,698,900
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.406	(c)	01/23/29	35,000	34,755,066
TICP CLO Ltd. (Cayman Islands), Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.475	(c)	01/15/29	4,000	3,990,180
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.155	(c)	07/15/27	39,687	39,318,345

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.293	%(c)	04/17/30	24,898	$24,622,560
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	1.172	(c)	01/18/29	24,750	24,354,901
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.342	(c)	01/20/31	11,725	11,573,494
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 0.910% (Cap N/A, Floor 0.000%)	1.182	(c)	04/20/28	2,896	2,856,072
Zais CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.530% (Cap N/A, Floor 0.000%)	1.805	(c)	10/15/28	19,691	19,479,550
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.472	(c)	07/20/31	29,521	28,403,632

TOTAL ASSET-BACKED SECURITIES (cost $729,304,991)					731,252,911

BANK LOANS 5.5%

Advertising 0.0%
Clear Channel Outdoor Holdings, Inc., Term B Loan, 2 - 3 Month LIBOR + 3.500%	3.737	(c)	08/21/26	9,975	9,035,570

Chemicals 0.5%
Alpha Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	4.000	(c)	01/31/24	1,974	1,946,362
Hexion, Inc., Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	3.800	(c)	07/01/26	9,618	9,425,784
Nouryon USA LLC (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	3.164	(c)	10/01/25	13,445	13,041,839
PQ Corp., New Term Loan, 3 Month LIBOR + 3.000%	4.000	(c)	02/07/27	11,650	11,582,045
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.309	(c)	06/26/25	26,257	25,759,918
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.756	(c)	06/26/26	34,185	30,666,981

					92,422,929

See Notes to Financial Statements.

PGIM High Yield Fund	15

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services 0.4%
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	3.406	%(c)	10/01/25	41,223	$40,832,432
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%	3.750	(c)	06/07/23	15,612	15,439,749
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%	4.656	(c)	08/27/25	15,134	15,011,431

					71,283,612

Computers 0.6%
Everi Payments, Inc.,
Term Loan, 3 Month LIBOR + 10.500%^	11.500	(c)	05/09/24	4,200	4,284,000
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	9.500	(c)	09/29/25	58,852	59,440,214
Term B USD Loan, 1 Month LIBOR + 3.750%	3.906	(c)	09/30/24	58,498	57,903,815

					121,628,029

Electric 0.3%
Calpine Corp.,
Term Loan (04/19), 1 Month LIBOR + 2.250%	2.410	(c)	04/05/26	1,836	1,794,397
Term Loan (05/15), 1 Month LIBOR + 2.250%	2.410	(c)	01/15/24	10,521	10,244,752
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	7.000	(c)	07/30/26	36,102	34,116,567
PG&E Corp.,
New Term Loan, 3 Month LIBOR + 4.500%	5.500	(c)	06/23/25	3,767	3,703,426

					49,859,142

Electronics 0.1%
Tiger Merger Sub Co.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.656	(c)	06/30/25	22,000	22,027,500

Engineering & Construction 0.2%
Landry’s Finance Acquisition Co., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%^	12.183	(c)	10/04/23	21,259	24,448,308
2020 Initial Term Loan, 3 Month LIBOR + 12.000%^	13.000	(c)	10/06/23	6,391	7,349,192

					31,797,500

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Entertainment 0.5%
Golden Entertainment, Inc., Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	3.750	%(c)	10/21/24		12,183	$11,330,562
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%	7.072	(c)	12/10/24		46,264	46,600,226
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 - 3 Month LIBOR + 2.750%	3.612	(c)	08/14/24		30,894	28,814,004
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%	9.000	(c)	05/11/26		14,500	15,388,125

						102,132,917

Healthcare-Services 0.0%
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	3.906	(c)	11/17/25		8,204	8,027,153

Household Products/Wares 0.0%
Serta Simmons Bedding LLC,
New Money Facility 2016, 1 Month LIBOR + 7.500%	8.500	(c)	08/10/23		5,178	5,126,233

Insurance 0.1%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	3.156	(c)	11/03/23		7,212	7,079,231
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.656	(c)	08/04/25		13,584	13,604,012

						20,683,243

Media 0.2%
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%	2.656	(c)	11/18/24		4,991	4,702,414
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.156	(c)	05/01/26		17,447	16,491,311
Second Amendment Incremental Term Loan, 3 Month LIBOR + 4.000%	4.750	(c)	05/01/26		22,425	21,658,805

						42,852,530

Oil & Gas 0.4%
Chesapeake Energy Corp.,
Class A Loan	0.000		06/24/24	(d)	82,325	53,228,217

See Notes to Financial Statements.

PGIM High Yield Fund	17

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas (cont’d.)
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%	8.000	%(c)	08/01/23		18,429	$17,472,836
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%	6.000	(c)	03/27/24		16,005	15,285,324

						85,986,377

Pharmaceuticals 0.3%
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 2.750%	3.500	(c)	09/24/24		13,402	11,617,938
2018 Incremental Term Loan, 6 Month LIBOR + 3.000%	3.750	(c)	02/24/25		6,982	6,044,074
Milano Acquisition Corp.,
Term Loan	—	(p)	08/31/27		31,850	31,571,313

						49,233,325

Retail 0.2%
CEC Entertainment, Inc.,
Term B Loan	0.000		08/31/26	(d)	6,030	3,753,671
EG America LLC (United Kingdom),
Second Lien Facility (USD), 1 - 6 Month LIBOR + 8.000%^	9.072	(c)	04/20/26		6,489	6,196,965
Sally Holdings LLC,
Term B-2 Loan^	4.500		07/05/24		24,350	24,045,625

						33,996,261

Software 0.9%
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%	4.406	(c)	10/02/25		19,211	18,847,554
BY Crown Parent LLC,
Additional B-1 Term Loan, 1 Month LIBOR + 3.000%^	4.000	(c)	02/02/26		3,012	2,989,061
CHAMPIONX Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250	(c)	06/13/25		28,459	26,449,113
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 3.750%	3.920	(c)	02/06/26		35,610	35,494,696
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	06/13/24		15,852	14,917,634

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Informatica LLC,
Dollar 2020 Term Loan, 1 Month LIBOR + 3.250%	3.406	%(c)	02/25/27	12,519	$12,223,548
Second Lien Initial Loan	7.125		02/25/25	13,325	13,474,906
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.410	(c)	03/03/28	22,450	21,701,674
Term Loan B-3, 1 Month LIBOR + 3.750%	3.910	(c)	06/30/26	33,471	32,320,502

					178,418,688

Telecommunications 0.8%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	3.800	(c)	05/27/24	10,529	9,159,804
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%	6.500	(c)	07/14/21	11,454	11,616,752
Tranche B-3 Term Loan, PRIME + 4.750%	8.000	(c)	11/27/23	14,105	14,198,599
Tranche B-5 Term Loan	8.625		01/02/24	14,070	14,216,567
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	50,765	45,202,306
Windstream Services LLC,
Term Loan	—	(p)	08/11/27	4,350	4,208,625
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%	4.906	(c)	06/10/27	55,218	54,412,756

					153,015,409

TOTAL BANK LOANS (cost $1,098,983,652)					1,077,526,418

CONVERTIBLE BOND 0.0%

Telecommunications
Digicel Group 0.5 Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK 7.000%
(cost $212,230)	7.000		–(rr)	10,612	1,273,384

CORPORATE BONDS 78.2%

Advertising 0.7%
Clear Channel International BV,
Sr. Sec’d. Notes, 144A(a)	6.625		08/01/25	6,600	6,839,746

See Notes to Financial Statements.

PGIM High Yield Fund	19

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Advertising (cont’d.)
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(a)	5.875%	04/15/28	18,628	$15,014,072
Sr. Unsec’d. Notes	5.750	08/15/26	20,485	13,315,468
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A(a)	5.000	08/15/27	14,300	14,046,393
Gtd. Notes, 144A(a)	6.250	06/15/25	21,082	21,846,587
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(a)	8.875	12/15/27	58,514	60,615,851

				131,678,117

Aerospace & Defense 2.8%
Boeing Co. (The),
Sr. Unsec’d. Notes(a)	5.150	05/01/30	61,875	69,260,655
Sr. Unsec’d. Notes	5.805	05/01/50	73,855	88,239,802
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	3,925	2,800,224
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	69,930	52,950,051
Sr. Unsec’d. Notes, 144A(a)	7.500	03/15/25	54,794	40,893,461
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	126,356	91,721,772
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	104,758	100,663,173
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes	6.875	05/01/25	11,175	12,697,467
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A(a)	7.500	04/15/25	26,825	27,101,331
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A	9.750	12/31/23	28,052	31,692,930
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	4,875	4,989,215
TransDigm, Inc.,
Gtd. Notes	6.375	06/15/26	11,450	11,701,670
Gtd. Notes(a)	6.500	07/15/24	4,830	4,885,586
Gtd. Notes(a)	6.500	05/15/25	2,300	2,315,298

				541,912,635

Agriculture 0.4%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	7,600	7,894,553
Sr. Sec’d. Notes, 144A	6.125	02/01/25	67,994	68,977,342

				76,871,895

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.3%
Hanesbrands, Inc.,
Gtd. Notes, 144A(a)	5.375%	05/15/25	8,210	$8,762,011
Levi Strauss & Co.,
Sr. Unsec’d. Notes(a)	5.000	05/01/25	3,000	3,078,238
William Carter Co. (The),
Gtd. Notes, 144A(a)	5.500	05/15/25	23,066	24,575,061
Gtd. Notes, 144A(a)	5.625	03/15/27	6,946	7,378,001
Wolverine World Wide, Inc.,
Gtd. Notes, 144A(a)	5.000	09/01/26	10,000	10,017,383
Gtd. Notes, 144A	6.375	05/15/25	12,325	13,122,416

				66,933,110

Auto Manufacturers 1.7%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.750	10/01/27	2,263	2,374,831
Sr. Unsec’d. Notes, 144A(a)	5.875	06/01/29	8,550	9,391,218
Ford Motor Co.,
Sr. Unsec’d. Notes(a)	4.750	01/15/43	82,410	76,075,001
Sr. Unsec’d. Notes(a)	5.291	12/08/46	68,158	64,569,968
Sr. Unsec’d. Notes	7.400	11/01/46	1,800	1,996,497
Sr. Unsec’d. Notes	8.500	04/21/23	1,275	1,412,631
Sr. Unsec’d. Notes	9.000	04/22/25	53,011	62,017,168
Sr. Unsec’d. Notes(a)	9.625	04/22/30	12,260	16,059,091
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(a)	2.343	11/02/20	2,975	2,978,887
Sr. Unsec’d. Notes	3.350	11/01/22	3,860	3,855,512
Sr. Unsec’d. Notes	5.085	01/07/21	1,000	1,003,636
Sr. Unsec’d. Notes(a)	5.584	03/18/24	10,375	11,064,916
Navistar International Corp.,
Gtd. Notes, 144A	6.625	11/01/25	54,872	55,891,034
Sr. Sec’d. Notes, 144A(a)	9.500	05/01/25	21,500	24,490,563

				333,180,953

Auto Parts & Equipment 1.3%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	50,556	47,356,511
Adient US LLC,
Sr. Sec’d. Notes, 144A(a)	9.000	04/15/25	10,834	12,120,075
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	04/01/25	11,075	11,419,833
Gtd. Notes(a)	6.250	03/15/26	34,257	35,008,676

See Notes to Financial Statements.

PGIM High Yield Fund	21

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

American Axle & Manufacturing, Inc., (cont’d.)
Gtd. Notes(a)	6.500%	04/01/27	22,363	$23,012,528
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26	30,981	17,325,163
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A(a)	5.750	04/15/25	6,559	6,816,194
Gtd. Notes, 144A(a)	6.500	06/01/26	47,817	50,393,015
Dana, Inc.,
Sr. Unsec’d. Notes(a)	5.375	11/15/27	13,400	14,200,556
Sr. Unsec’d. Notes(a)	5.625	06/15/28	7,705	8,144,654
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%	4.750	09/15/26	2,725	2,772,765
Titan International, Inc.,
Sr. Sec’d. Notes	6.500	11/30/23	22,449	16,773,676

				245,343,646

Banks 0.3%

CIT Group, Inc.,
Sr. Unsec’d. Notes	4.125	03/09/21	1,500	1,511,929
Sr. Unsec’d. Notes	4.750	02/16/24	4,361	4,602,390
Sr. Unsec’d. Notes	5.000	08/01/23	15,550	16,488,902
Sub. Notes(a)	6.125	03/09/28	23,900	28,158,659

				50,761,880

Building Materials 2.0%

Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A(a)	5.450	11/19/29	31,375	32,172,286
Sr. Sec’d. Notes, 144A(a)	7.375	06/05/27	2,680	2,893,781
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26	1,850	1,951,319
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(a)	8.000	04/15/26	52,694	55,830,286
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A	6.500	07/15/25	6,850	7,282,951
Griffon Corp.,
Gtd. Notes(a)	5.750	03/01/28	45,170	47,968,897
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	13,233	13,451,885
Gtd. Notes, 144A(a)	4.875	12/15/27	11,334	11,853,623
Sr. Sec’d. Notes, 144A	6.250	05/15/25	6,350	6,837,655

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Masonite International Corp.,
Gtd. Notes, 144A(a)	5.375%	02/01/28	2,011	$2,155,008
Gtd. Notes, 144A	5.750	09/15/26	8,774	9,227,628
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500	10/15/27	13,775	15,208,477
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.375	01/15/31	21,975	21,886,439
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	30,675	32,486,858
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/28	22,383	23,649,927
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	23,505	24,614,746
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.125	06/01/25	7,235	7,341,048
Gtd. Notes, 144A	5.250	01/15/29	13,340	13,971,013
Gtd. Notes, 144A	6.500	03/15/27	4,745	5,114,973
U.S. Concrete, Inc.,
Gtd. Notes(a)	6.375	06/01/24	57,169	59,001,698

				394,900,498

Chemicals 3.4%

Ashland LLC,
Gtd. Notes	6.875	05/15/43	36,320	45,355,668
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(a)	8.750	06/01/23	36,326	36,812,450
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A(a)	6.250	02/01/25	17,999	18,436,942
Avient Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.750	05/15/25	8,225	8,734,360
Chemours Co. (The),
Gtd. Notes(a)	5.375	05/15/27	26,430	26,734,812
Gtd. Notes(a)	6.625	05/15/23	7,888	7,932,484
Gtd. Notes(a)	7.000	05/15/25	48,561	49,937,388
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	19,263	17,986,610
Element Solutions, Inc.,
Gtd. Notes, 144A	5.875	12/01/25	9,433	9,831,258
Hexion, Inc.,
Gtd. Notes, 144A(a)	7.875	07/15/27	46,014	46,100,270
Minerals Technologies, Inc.,
Gtd. Notes, 144A	5.000	07/01/28	12,045	12,516,205

See Notes to Financial Statements.

PGIM High Yield Fund	23

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Nouryon Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A(a)	8.000%	10/01/26	39,410	$42,318,212
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	3,395	3,397,526
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	7,100	7,174,949
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	47,869	46,299,150
Olin Corp.,
Sr. Unsec’d. Notes, 144A(a)	9.500	06/01/25	18,750	21,876,157
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	28,129	27,991,122
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24	66,373	56,369,837
Tronox Finance PLC,
Gtd. Notes, 144A(a)	5.750	10/01/25	47,527	48,213,878
Tronox, Inc.,
Gtd. Notes, 144A(a)	6.500	04/15/26	26,805	27,717,107
Sr. Sec’d. Notes, 144A(a)	6.500	05/01/25	18,625	20,095,352
Valvoline, Inc.,
Gtd. Notes	4.375	08/15/25	8,240	8,544,744
Gtd. Notes, 144A(a)	4.250	02/15/30	7,760	8,233,883
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(a)	5.750	07/15/25	34,817	29,037,494
Sr. Sec’d. Notes, 144A	9.500	07/01/25	15,135	15,925,472
WR Grace & Co-Conn,
Gtd. Notes, 144A(a)	4.875	06/15/27	11,425	11,974,283

				655,547,613

Commercial Services 3.8%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	32,404	34,841,106
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27	42,218	46,540,206
AMN Healthcare, Inc.,
Gtd. Notes, 144A(a)	4.625	10/01/27	15,675	16,359,847
Brink’s Co. (The),
Gtd. Notes, 144A(a)	5.500	07/15/25	23,455	24,677,850
Gartner, Inc.,
Gtd. Notes, 144A(a)	4.500	07/01/28	7,850	8,198,669
Laureate Education, Inc.,
Gtd. Notes, 144A	8.250	05/01/25	81,076	86,170,654

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A	5.500%	10/01/21	5,675	$5,693,806
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	5.000	04/15/22	40,597	40,651,260
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A(a)	8.250	11/15/26	126,917	140,532,929
Sr. Sec’d. Notes, 144A	6.250	05/15/26	1,285	1,380,935
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A	7.375	09/01/25	15,775	16,534,565
Service Corp. International,
Sr. Unsec’d. Notes(a)	3.375	08/15/30	9,435	9,616,570
United Rentals North America, Inc.,
Gtd. Notes(a)	3.875	02/15/31	22,425	23,188,721
Gtd. Notes(a)	4.000	07/15/30	34,942	36,523,848
Gtd. Notes(a)	4.875	01/15/28	67,810	72,078,646
Gtd. Notes(a)	5.250	01/15/30	49,840	55,382,953
Gtd. Notes	5.500	05/15/27	13,305	14,267,089
Gtd. Notes	5.875	09/15/26	37,504	39,883,967
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(a)	9.750	08/15/26	71,023	76,976,064

				749,499,685

Computers 1.5%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(a)	9.750	09/01/26	105,633	112,560,537
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(a)	5.875	06/15/21	5,792	5,799,372
Everi Payments, Inc.,
Gtd. Notes, 144A(a)	7.500	12/15/25	56,949	56,188,817
NCR Corp.,
Gtd. Notes	6.375	12/15/23	3,140	3,212,238
Gtd. Notes, 144A	5.000	10/01/28	15,375	15,503,032
Gtd. Notes, 144A	5.250	10/01/30	10,325	10,459,185
Gtd. Notes, 144A(a)	5.750	09/01/27	11,592	12,213,747
Gtd. Notes, 144A(a)	8.125	04/15/25	7,155	7,988,972
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	5.750	06/01/25	8,325	8,729,500
Sr. Unsec’d. Notes, 144A	6.750	06/01/25	51,974	53,047,195

				285,702,595

See Notes to Financial Statements.

PGIM High Yield Fund	25

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.4%
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%(a)	8.625%	09/15/24	49,566	$50,745,507
H&E Equipment Services, Inc.,
Gtd. Notes(a)	5.625	09/01/25	19,203	19,952,641
Performance Food Group, Inc.,
Gtd. Notes, 144A(a)	5.500	10/15/27	10,590	11,040,113

				81,738,261

Diversified Financial Services 2.3%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	4.750	12/15/24	24,023	23,025,547
Ally Financial, Inc.,
Gtd. Notes	8.000	11/01/31	825	1,122,103
Sub. Notes(a)	5.750	11/20/25	4,430	4,965,982
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.500	01/15/23	4,000	3,903,978
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	07/15/24	14,515	15,055,845
LPL Holdings, Inc.,
Gtd. Notes, 144A	5.750	09/15/25	36,845	38,318,839
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	4,045	4,261,430
Gtd. Notes, 144A	6.000	01/15/27	45,375	48,104,157
Gtd. Notes, 144A(a)	9.125	07/15/26	106,622	115,973,607
OneMain Finance Corp.,
Gtd. Notes	6.625	01/15/28	45,751	52,277,680
Gtd. Notes	6.875	03/15/25	32,675	36,849,785
Gtd. Notes	7.125	03/15/26	70,585	80,949,063
Gtd. Notes	8.250	10/01/23	1,568	1,763,634
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	6,666	6,392,211
Gtd. Notes, 144A	5.500	02/15/24	9,390	9,235,904

				442,199,765

Electric 3.2%
Calpine Corp.,
Sr. Sec’d. Notes, 144A(a)	4.500	02/15/28	16,233	16,832,614
Sr. Sec’d. Notes, 144A	5.250	06/01/26	5,216	5,438,865
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	38,988	39,932,393
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	55,702	58,213,088

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.125%	03/15/28		153,003	$161,738,373
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Gtd. Notes, 144A	9.000	12/01/23		4,073	3,869,988
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000	06/01/24		9,093	8,126,085
Mirant Corp.,
Sr. Unsec’d. Notes, 144A^	7.400	07/15/49	(d)	2,675	2,675
NRG Energy, Inc.,
Gtd. Notes(a)	5.750	01/15/28		10,750	11,710,207
Gtd. Notes	6.625	01/15/27		44,528	47,665,496
Gtd. Notes(a)	7.250	05/15/26		6,160	6,592,229
Gtd. Notes, 144A	5.250	06/15/29		3,905	4,261,753
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.000	07/01/28		20,760	20,708,460
Sr. Sec’d. Notes(a)	5.250	07/01/30		71,405	71,168,187
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		58,927	62,443,466
Gtd. Notes, 144A	5.500	09/01/26		31,887	33,552,875
Gtd. Notes, 144A	5.625	02/15/27		71,892	76,318,920

					628,575,674

Electrical Components & Equipment 0.2%
WESCO Distribution, Inc.,
Gtd. Notes, 144A(a)	7.125	06/15/25		16,755	18,412,886
Gtd. Notes, 144A(a)	7.250	06/15/28		19,305	21,513,656

					39,926,542

Electronics 0.1%
Itron, Inc.,
Gtd. Notes, 144A	5.000	01/15/26		6,325	6,513,282
Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.875	10/15/23		9,193	9,745,333
Gtd. Notes, 144A(a)	5.000	10/01/25		1,225	1,330,934
Gtd. Notes, 144A(a)	5.625	11/01/24		950	1,038,244
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		9,175	9,196,975

					27,824,768

See Notes to Financial Statements.

PGIM High Yield Fund	27

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A(a)	6.500%	01/15/26	11,009	$11,737,735

Engineering & Construction 0.6%
AECOM,
Gtd. Notes(a)	5.125	03/15/27	41,771	45,933,013
Gtd. Notes	5.875	10/15/24	18,429	20,513,115
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	21,750	23,230,871
TopBuild Corp.,
Gtd. Notes, 144A	5.625	05/01/26	30,409	31,733,122

				121,410,121

Entertainment 4.0%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	108,160	40,229,939
Sr. Sec’d. Notes, 144A	10.500	04/24/26	13,769	11,774,055
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(a)	5.250	10/15/25	125,791	120,397,336
Colt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	17,935	18,989,569
Sr. Unsec’d. Notes, 144A	8.125	07/01/27	30,305	32,111,167
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26	48,553	46,009,905
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(a)	5.250	01/15/29	18,000	18,569,298
Sr. Sec’d. Notes, 144A(a)	6.250	01/15/27	24,370	26,695,992
Sr. Sec’d. Notes, 144A(a)	6.500	02/15/25	13,431	14,669,926
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A	7.875	02/01/24	41,737	39,602,513
Merlin Entertainments Ltd. (United Kingdom),
Gtd. Notes, 144A(a)	5.750	06/15/26	2,450	2,362,203
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27	38,511	33,636,607
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	53,329	55,363,979
Scientific Games International, Inc.,
Gtd. Notes	5.500	02/15/26	EUR 11,350	12,161,906
Gtd. Notes, 144A	7.000	05/15/28	49,108	48,142,101
Gtd. Notes, 144A	7.250	11/15/29	14,975	14,829,510

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc., (cont’d.)
Gtd. Notes, 144A	8.250%		03/15/26	87,291	$89,914,562
Gtd. Notes, 144A(a)	8.625		07/01/25	44,450	46,323,036
Six Flags Entertainment Corp.,
Gtd. Notes, 144A(a)	4.875		07/31/24	24,606	23,862,246
Gtd. Notes, 144A(a)	5.500		04/15/27	16,832	16,460,253
Twin River Worldwide Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.750		06/01/27	44,387	44,036,073
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(a)	5.125		10/01/29	9,020	8,805,241
Sr. Unsec’d. Notes, 144A(a)	7.750		04/15/25	15,737	16,572,688

					781,520,105

Foods 1.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
Gtd. Notes, 144A	4.625		01/15/27	4,445	4,690,272
Gtd. Notes, 144A(a)	4.875		02/15/30	2,955	3,189,497
Sr. Unsec’d. Notes, 144A	3.500		03/15/29	33,325	33,568,746
B&G Foods, Inc.,
Gtd. Notes(a)	5.250		04/01/25	5,202	5,393,921
Gtd. Notes(a)	5.250		09/15/27	22,033	23,476,185
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	5.750		06/15/25	43,548	44,938,320
Gtd. Notes, 144A	5.875		07/15/24	16,095	16,422,280
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	6.500		04/15/29	40,989	46,533,075
Sr. Unsec’d. Notes, 144A(a)	5.500		01/15/30	36,073	40,032,785
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(a)	4.875		05/15/28	815	896,084
Picard Groupe SAS (France),
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR 10,250	11,937,621
Pilgrim’s Pride Corp.,
Gtd. Notes	5.750		03/15/25	200	205,321
Gtd. Notes, 144A	5.750		03/15/25	6,835	7,016,845
Gtd. Notes, 144A(a)	5.875		09/30/27	43,790	46,519,570
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625		04/15/30	5,000	5,216,454
Gtd. Notes, 144A(a)	5.500		12/15/29	18,949	20,765,945

See Notes to Financial Statements.

PGIM High Yield Fund	29

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Post Holdings, Inc., (cont’d.)
Gtd. Notes, 144A(a)	5.625%	01/15/28	8,426	$9,003,186
TreeHouse Foods, Inc.,
Gtd. Notes	4.000	09/01/28	2,850	2,898,031
US Foods, Inc.,
Gtd. Notes, 144A(a)	5.875	06/15/24	53,117	53,835,733

				376,539,871

Gas 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	53,147	58,614,154
Sr. Unsec’d. Notes	5.625	05/20/24	29,079	31,841,353
Sr. Unsec’d. Notes	5.750	05/20/27	38,118	43,132,303
Sr. Unsec’d. Notes	5.875	08/20/26	30,331	34,415,291

				168,003,101

Healthcare-Services 3.6%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.625	02/15/23	9,013	9,110,021
Gtd. Notes(a)	6.500	03/01/24	4,307	4,436,337
Centene Corp.,
Sr. Unsec’d. Notes	4.250	12/15/27	10,940	11,500,377
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes(a)	6.250	03/31/23	2,767	2,775,163
DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30	25,720	27,012,571
Encompass Health Corp.,
Gtd. Notes(a)	4.750	02/01/30	3,145	3,280,021
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(a)	8.500	05/01/26	9,532	9,205,771
HCA, Inc.,
Gtd. Notes(a)	3.500	09/01/30	2,096	2,195,070
Gtd. Notes(a)	5.375	02/01/25	28,507	32,079,519
Gtd. Notes(a)	5.625	09/01/28	35,812	42,603,336
Gtd. Notes(a)	5.875	02/01/29	8,680	10,545,491
Gtd. Notes	7.500	12/15/23	12,480	14,287,151
LifePoint Health, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/25	10,485	11,343,217
MEDNAX, Inc.,
Gtd. Notes, 144A	5.250	12/01/23	33,678	34,169,549

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
MEDNAX, Inc., (cont’d.)
Gtd. Notes, 144A(a)	6.250%	01/15/27	9,876	$10,466,480
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%(a)	8.500	12/01/22	17,669	17,963,317
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	113,417	123,076,508
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(a)	6.750	07/01/25	20,477	20,111,093
Gtd. Notes, 144A(a)	10.000	04/15/27	24,081	26,056,334
Tenet Healthcare Corp.,
Sec’d. Notes(a)	5.125	05/01/25	6,452	6,611,653
Sec’d. Notes, 144A(a)	6.250	02/01/27	47,175	49,639,105
Sr. Sec’d. Notes(a)	4.625	07/15/24	10,500	10,733,625
Sr. Sec’d. Notes, 144A	4.625	06/15/28	16,233	16,853,919
Sr. Sec’d. Notes, 144A	4.875	01/01/26	15,410	16,031,428
Sr. Sec’d. Notes, 144A(a)	7.500	04/01/25	1,875	2,057,650
Sr. Unsec’d. Notes(a)	6.750	06/15/23	45,619	48,739,409
Sr. Unsec’d. Notes(a)	6.875	11/15/31	20,450	20,010,786
Sr. Unsec’d. Notes(a)	7.000	08/01/25	80,036	82,758,820
Sr. Unsec’d. Notes	8.125	04/01/22	29,463	31,810,900

				697,464,621

Home Builders 4.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	9,349	9,380,416
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	25,954	26,460,895
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	27,566	30,265,750
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	32,416	32,915,030
Gtd. Notes	6.750	03/15/25	31,276	32,246,992
Gtd. Notes(a)	7.250	10/15/29	49,306	53,007,883
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875	02/15/30	20,305	19,013,099
Gtd. Notes, 144A	6.250	09/15/27	24,504	24,871,703
Gtd. Notes, 144A	6.375	05/15/25	47,350	48,001,946
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	29,563	31,863,536

See Notes to Financial Statements.

PGIM High Yield Fund	31

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000%	03/01/28	11,300	$11,415,014
Gtd. Notes, 144A	8.000	04/15/24	27,697	29,376,705
KB Home,
Gtd. Notes(a)	4.800	11/15/29	12,053	13,075,568
Gtd. Notes(a)	6.875	06/15/27	25,175	29,471,138
Gtd. Notes	7.000	12/15/21	787	830,623
Gtd. Notes(a)	7.500	09/15/22	525	575,083
Gtd. Notes	7.625	05/15/23	8,400	9,275,815
Lennar Corp.,
Gtd. Notes	4.875	12/15/23	4,075	4,386,644
Gtd. Notes	5.250	06/01/26	9,250	10,458,640
Gtd. Notes	5.375	10/01/22	3,675	3,903,709
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	33,164	34,424,507
Gtd. Notes	5.625	08/01/25	13,591	14,059,996
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.625	03/01/30	28,675	29,541,376
Sr. Unsec’d. Notes, 144A(a)	5.250	12/15/27	18,906	20,027,386
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	22,873	25,118,061
Gtd. Notes	6.000	06/01/25	14,525	16,517,493
New Home Co., Inc. (The),
Gtd. Notes	7.250	04/01/22	15,899	15,376,543
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	13,656	14,003,212
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	15,800	15,889,740
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A(a)	5.750	01/15/28	6,238	6,994,657
Gtd. Notes, 144A	5.875	01/31/25	9,785	9,977,478
Gtd. Notes, 144A	5.875	06/15/27	33,511	37,544,503
Gtd. Notes, 144A	6.000	09/01/23	2,005	2,052,683
Gtd. Notes, 144A	6.625	07/15/27	41,498	44,840,189
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	15,512	16,836,381
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	23,245	24,790,782
Gtd. Notes, 144A	5.875	04/15/23	16,125	17,088,450
TRI Pointe Group, Inc.,
Gtd. Notes(a)	5.700	06/15/28	7,830	8,642,474

				774,522,100

  See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.2%
Spectrum Brands, Inc.,
Gtd. Notes(a)	5.750%	07/15/25	23,102	$23,865,290
Gtd. Notes	6.125	12/15/24	2,392	2,454,097
Gtd. Notes, 144A(a)	5.000	10/01/29	4,925	5,122,747

				31,442,134

Housewares 0.1%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.500	10/15/29	13,792	14,769,145
Gtd. Notes	5.250	12/15/26	1,574	1,685,521

				16,454,666

Internet 0.1%
Netflix, Inc.,
Sr. Unsec’d. Notes	5.375	02/01/21	1,446	1,471,661
Sr. Unsec’d. Notes, 144A(a)	3.625	06/15/25	9,255	9,792,158
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes(a)	6.000	04/01/23	13,760	13,583,830

				24,847,649

Iron/Steel 0.3%
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A	6.750	03/15/26	4,450	4,544,981
Sr. Sec’d. Notes, 144A	9.875	10/17/25	42,192	46,477,050

				51,022,031

Leisure Time 0.6%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	27,265	27,533,635
Sr. Sec’d. Notes, 144A(a)	12.250	05/15/24	12,485	13,902,299
Sr. Unsec’d. Notes, 144A(a)	3.625	12/15/24	34,375	23,598,230
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	9.125	06/15/23	4,505	4,742,982
Sr. Sec’d. Notes, 144A(a)	10.875	06/01/23	6,450	7,105,905
Sr. Unsec’d. Notes(a)	2.650	11/28/20	21,875	21,825,217
Sr. Unsec’d. Notes(a)	5.250	11/15/22	3,213	2,876,774

See Notes to Financial Statements.

PGIM High Yield Fund	33

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875%	09/15/27	32,020	$22,477,593

				124,062,635

Lodging 2.0%
Boyd Gaming Corp.,
Gtd. Notes(a)	6.000	08/15/26	5,000	5,241,718
Gtd. Notes(a)	6.375	04/01/26	26,291	27,421,499
Gtd. Notes, 144A	8.625	06/01/25	21,672	23,904,580
Hilton Domestic Operating Co., Inc.,
Gtd. Notes(a)	4.875	01/15/30	12,000	12,380,729
Gtd. Notes	5.125	05/01/26	24,500	25,290,957
Gtd. Notes, 144A	5.375	05/01/25	6,130	6,425,981
Gtd. Notes, 144A(a)	5.750	05/01/28	7,200	7,615,482
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes	4.875	04/01/27	27,355	28,185,034
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.875	03/01/21	5,650	5,693,754
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	6,250	7,026,103
MGM Resorts International,
Gtd. Notes(a)	4.625	09/01/26	470	477,939
Gtd. Notes(a)	5.500	04/15/27	32,283	34,140,393
Gtd. Notes(a)	5.750	06/15/25	11,373	12,180,385
Gtd. Notes(a)	6.000	03/15/23	15,840	16,647,113
Gtd. Notes(a)	6.750	05/01/25	61,903	66,050,646
Gtd. Notes(a)	7.750	03/15/22	13,075	13,888,271
Station Casinos LLC,
Gtd. Notes, 144A	4.500	02/15/28	19,484	18,517,322
Gtd. Notes, 144A(a)	5.000	10/01/25	14,574	14,392,268
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.625	03/01/30	9,375	8,830,453
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	4.875	10/01/24	11,025	11,057,411
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/29	16,750	16,473,959
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/26	21,200	21,474,494
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	14,350	14,457,390

				397,773,881

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.3%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A	6.500%	06/15/23	8,177	$8,312,826
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	51,413	51,231,436

				59,544,262

Media 7.6%
AMC Networks, Inc.,
Gtd. Notes(a)	4.750	08/01/25	27,825	28,837,106
Gtd. Notes(a)	5.000	04/01/24	2,250	2,301,519
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	61,470	64,287,511
Sr. Unsec’d. Notes, 144A(a)	4.500	05/01/32	30,050	31,851,661
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	15,125	16,241,752
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	32,046	33,946,651
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	7,259	7,731,097
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	42,502	46,660,351
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	56,596	59,178,780
Sr. Unsec’d. Notes, 144A	5.750	02/15/26	67,788	71,037,925
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	12,155	12,775,347
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(a)	9.250	02/15/24	247,554	242,384,733
Sr. Sec’d. Notes, 144A(a)	5.125	08/15/27	7,480	7,533,818
CSC Holdings LLC,
Gtd. Notes, 144A(a)	4.125	12/01/30	19,950	20,687,549
Gtd. Notes, 144A(a)	5.375	02/01/28	11,490	12,283,396
Gtd. Notes, 144A	5.500	05/15/26	5,200	5,453,728
Sr. Unsec’d. Notes	6.750	11/15/21	5,000	5,272,985
Sr. Unsec’d. Notes, 144A(a)	3.375	02/15/31	20,705	20,427,710
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	80,625	82,474,334
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	18,372	20,626,484
Cumulus Media New Holdings, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.750	07/01/26	10,306	9,351,601
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(a)	6.625	08/15/27	202,091	113,503,515
Sr. Sec’d. Notes, 144A	5.375	08/15/26	46,962	36,621,018
DISH DBS Corp.,
Gtd. Notes(a)	5.000	03/15/23	7,905	8,217,332
Gtd. Notes(a)	5.875	07/15/22	2,647	2,790,892
Gtd. Notes	5.875	11/15/24	3,000	3,172,112
Gtd. Notes	6.750	06/01/21	8,667	8,930,947

See Notes to Financial Statements.

PGIM High Yield Fund	35

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp., (cont’d.)
Gtd. Notes(a)	7.750%	07/01/26	75,234	$86,133,161
Gtd. Notes, 144A	7.375	07/01/28	23,505	24,943,510
Entercom Media Corp.,
Gtd. Notes, 144A(a)	7.250	11/01/24	7,646	6,164,472
Sec’d. Notes, 144A(a)	6.500	05/01/27	20,435	17,597,378
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/26	21,433	22,329,812
Gtd. Notes, 144A(a)	7.000	05/15/27	12,739	13,817,294
iHeartCommunications, Inc.,
Gtd. Notes(a)	8.375	05/01/27	18,532	18,705,888
Sr. Sec’d. Notes	6.375	05/01/26	14,955	15,646,083
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	7,675	7,959,643
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A(a)	5.625	08/01/24	17,264	17,750,511
Gtd. Notes, 144A(a)	5.625	07/15/27	6,700	7,085,357
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	12,231	13,183,652
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	50,722	51,689,609
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	39,986	40,639,481
Scripps Escrow, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/27	6,370	6,371,248
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	19,070	18,590,845
Gtd. Notes, 144A	5.875	03/15/26	15,052	15,114,113
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	30,845	30,993,934
Sr. Sec’d. Notes, 144A	6.625	06/01/27	79,270	80,166,909
Videotron Ltd. (Canada),
Gtd. Notes(a)	5.000	07/15/22	650	682,445
Virgin Media Finance PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A(a)	5.000	07/15/30	21,531	22,174,242

				1,492,321,441

Mining 2.4%
Constellium SE,
Gtd. Notes, 144A(a)	5.750	05/15/24	23,414	23,882,088
Gtd. Notes, 144A(a)	5.875	02/15/26	23,154	23,809,184

  See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Constellium SE, (cont’d.)
Gtd. Notes, 144A(a)	6.625%	03/01/25	21,417	$22,148,744
Sr. Unsec’d. Notes, 144A(a)	5.625	06/15/28	3,500	3,640,036
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A(a)	9.500	06/01/24	23,949	26,197,055
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	6.500	03/01/24	39,262	39,065,991
Gtd. Notes, 144A(a)	6.875	03/01/26	19,557	19,518,930
Gtd. Notes, 144A(a)	7.250	05/15/22	34,315	34,420,989
Gtd. Notes, 144A(a)	7.250	04/01/23	11,845	12,034,154
Gtd. Notes, 144A(a)	7.500	04/01/25	27,636	28,176,240
Freeport-McMoRan, Inc.,
Gtd. Notes(a)	4.375	08/01/28	29,750	31,265,050
Gtd. Notes(a)	4.550	11/14/24	20,156	21,690,263
Gtd. Notes(a)	4.625	08/01/30	30,523	32,640,101
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	14,140	15,587,656
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A(a)	7.000	04/15/25	27,242	28,601,527
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	34,572	36,078,138
Sr. Unsec’d. Notes, 144A(a)	7.500	07/15/27	24,925	27,008,932
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30	8,764	8,893,547
Gtd. Notes, 144A(a)	5.875	09/30/26	29,607	30,884,455

				465,543,080

Miscellaneous Manufacturing 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	7,700	8,185,547
Sr. Unsec’d. Notes, 144A(a)	4.625	05/15/30	14,630	15,229,889
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.875	11/01/24	12,011	11,649,793

				35,065,229

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes(a)	3.250	02/15/29	11,505	11,757,709
Gtd. Notes(a)	4.125	05/01/25	10,150	10,582,817

				22,340,526

See Notes to Financial Statements.

PGIM High Yield Fund	37

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 5.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875%	12/15/24	(d)	103,934	$68,596
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25		64,425	44,334,919
Gtd. Notes	5.125	12/01/22		25,073	21,782,702
Gtd. Notes	5.375	11/01/21		17,032	16,689,219
Gtd. Notes	5.625	06/01/23		63,290	50,101,120
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $ 34,778,765; purchased 09/26/18 - 10/24/19)(f)	7.000	11/01/26		36,718	25,413,849
Sr. Unsec’d. Notes, 144A (original cost $ 66,360,150; purchased 03/29/17 - 06/05/20)(f)	10.000	04/01/22		67,788	63,335,538
Chesapeake Energy Corp.,
Gtd. Notes	4.875	04/15/22	(d)	5,725	235,012
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A(a)	9.250	08/01/24		59,220	58,473,075
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A(a)	7.000	06/15/25		56,420	56,732,162
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22		13,306	13,353,652
Gtd. Notes, 144A	7.250	03/14/27		77,759	80,873,149
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.625	10/15/25		7,437	7,362,036
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes	7.875	08/15/25	(d)	23,275	2,285,314
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		32,965	33,660,411
Sr. Unsec’d. Notes, 144A	6.625	07/15/25		7,485	7,793,869
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27		30,725	29,520,798
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A (original cost $ 40,030,779; purchased 01/18/18 - 06/19/19)(f)	5.625	02/01/26	(d)	43,492	10,522,355
Gtd. Notes, 144A (original cost $ 12,789,400; purchased 07/18/17 - 07/17/19)(f)	7.375	05/15/24	(d)	12,785	3,052,555
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.000	12/01/24		3,100	2,938,418
Sr. Unsec’d. Notes, 144A	5.750	10/01/25		24,573	23,145,208
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		25,114	23,630,009

  See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000%	03/31/24		13,060	$12,971,913
Gtd. Notes, 144A(a)	7.125	02/01/27		19,019	18,103,539
Sec’d. Notes, 144A	6.500	01/15/25		1,200	1,228,123
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		23,705	11,087,242
Gtd. Notes, 144A	7.500	01/15/28		21,735	9,316,067
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25		89,440	25,707,666
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(a)	2.700	08/15/22		8,900	8,751,242
Sr. Unsec’d. Notes(a)	2.700	02/15/23		22,325	21,508,489
Sr. Unsec’d. Notes(a)	2.900	08/15/24		42,920	39,492,732
Sr. Unsec’d. Notes	3.125	02/15/22		12,025	11,907,693
Sr. Unsec’d. Notes	3.200	08/15/26		250	219,470
Sr. Unsec’d. Notes	3.450	07/15/24		12,450	11,255,748
Sr. Unsec’d. Notes	3.500	06/15/25		114	103,196
Sr. Unsec’d. Notes	3.500	08/15/29		1,358	1,172,641
Sr. Unsec’d. Notes(a)	6.625	09/01/30		23,575	24,301,159
Sr. Unsec’d. Notes	6.950	07/01/24		875	906,266
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A	9.250	05/15/25		28,455	31,310,107
Precision Drilling Corp. (Canada),
Gtd. Notes	5.250	11/15/24		20,000	14,122,094
Gtd. Notes	7.750	12/15/23		5,650	4,403,813
Gtd. Notes, 144A(a)	7.125	01/15/26		28,993	19,733,290
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		53,925	50,281,254
Gtd. Notes	5.000	08/15/22		4,128	4,124,847
Gtd. Notes	5.000	03/15/23		21,096	21,019,713
Gtd. Notes	5.875	07/01/22		8,090	8,204,237
Gtd. Notes, 144A(a)	9.250	02/01/26		40,401	42,553,226
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A	5.375	09/30/25		1,410	1,361,496
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes^	6.500	07/15/22	(d)	1,800	18
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.875	01/15/23		5,087	5,181,204
Gtd. Notes	5.500	02/15/26		21,833	22,502,747
Gtd. Notes(a)	5.875	03/15/28		2,425	2,537,583
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		38,028	12,491,979

See Notes to Financial Statements.

PGIM High Yield Fund	39

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Transocean, Inc., (cont’d.)
Gtd. Notes, 144A(a)	7.500%	01/15/26	30,108	$9,300,710
Gtd. Notes, 144A	8.000	02/01/27	24,995	7,431,509
WPX Energy, Inc.,
Sr. Unsec’d. Notes(a)	5.250	09/15/24	32,704	33,399,247
Sr. Unsec’d. Notes(a)	5.250	10/15/27	46,175	45,938,169
Sr. Unsec’d. Notes(a)	5.750	06/01/26	7,445	7,600,529
Sr. Unsec’d. Notes	8.250	08/01/23	4,165	4,679,840

				1,121,514,764

Packaging & Containers 0.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(a)	6.500	06/30/27	23,270	23,976,050
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.125	08/15/26	12,475	13,001,625
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27	26,125	27,123,793
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	8,290	8,708,099
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25	5,161	5,701,780
Gtd. Notes, 144A(a)	6.625	05/13/27	23,530	25,958,479
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A(a)	7.000	07/15/24	13,669	14,019,172
Sr. Sec’d. Notes, 144A(a)	5.125	07/15/23	18,196	18,462,955
TriMas Corp.,
Gtd. Notes, 144A	4.875	10/15/25	4,730	4,816,378

				141,768,331

Pharmaceuticals 1.7%
AdaptHealth LLC,
Gtd. Notes, 144A(a)	6.125	08/01/28	11,740	12,325,390
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27	23,380	25,721,220
Gtd. Notes, 144A	9.250	04/01/26	8,000	8,869,008
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.000	01/30/28	35,148	34,740,116
Gtd. Notes, 144A(a)	5.250	01/30/30	31,925	31,697,196
Gtd. Notes, 144A(a)	5.500	03/01/23	1,732	1,729,915

  See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A(a)	6.125%		04/15/25	87,895	$90,375,292
Gtd. Notes, 144A	6.250		02/15/29	63,065	65,909,442
Gtd. Notes, 144A(a)	7.000		01/15/28	14,300	15,236,435
Gtd. Notes, 144A	7.250		05/30/29	21,225	23,163,984
Sr. Sec’d. Notes, 144A(a)	5.750		08/15/27	3,895	4,187,346
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A(a)	6.000		06/30/28	16,648	12,899,299
Sec’d. Notes, 144A(a)	9.500		07/31/27	10,892	11,792,769

					338,647,412

Pipelines 2.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes	5.375		09/15/24	4,075	3,733,432
Gtd. Notes, 144A(a)	5.750		01/15/28	35,170	31,142,921
DCP Midstream Operating LP,
Gtd. Notes(a)	5.125		05/15/29	4,968	5,222,095
Gtd. Notes(a)	5.625		07/15/27	14,020	15,147,663
Gtd. Notes, 144A	4.750		09/30/21	8,048	8,170,204
Gtd. Notes, 144A	6.450		11/03/36	3,455	3,351,645
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G	7.125	(ff)	–(rr)	17,725	15,155,657
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A(a)	6.000		07/01/25	9,040	9,596,686
Sr. Unsec’d. Notes, 144A(a)	6.500		07/01/27	11,020	12,078,182
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000		06/15/23	16,670	16,711,603
Gtd. Notes(a)	7.000		08/01/27	14,015	14,077,189
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A(a)	4.875		08/15/27	4,775	5,222,035
Sr. Unsec’d. Notes, 144A	7.768		12/15/37	10,486	12,750,891
Rattler Midstream LP,
Gtd. Notes, 144A(a)	5.625		07/15/25	9,295	9,882,115
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600		05/15/25	4,600	4,520,093
Sr. Unsec’d. Notes, 144A	6.875		04/15/40	50,173	51,911,914
Sr. Unsec’d. Notes, 144A(a)	7.500		07/15/38	5,152	5,487,753
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		09/15/24	16,067	15,662,830

See Notes to Financial Statements.

PGIM High Yield Fund	41

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., (cont’d.)
Gtd. Notes, 144A	5.500%	01/15/28	71,677	$65,591,457
Gtd. Notes, 144A	6.000	03/01/27	9,275	8,671,682
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.250	11/15/23	8,439	8,486,314
Gtd. Notes(a)	5.125	02/01/25	3,545	3,625,733
Gtd. Notes(a)	5.250	05/01/23	900	903,199
Gtd. Notes(a)	5.375	02/01/27	4,560	4,741,796
Gtd. Notes(a)	5.875	04/15/26	8,700	9,156,949
Gtd. Notes	6.500	07/15/27	12,090	13,080,210
Gtd. Notes, 144A(a)	5.500	03/01/30	1,995	2,102,029
Western Midstream Operating LP,
Sr. Unsec’d. Notes(a)	3.950	06/01/25	17,022	17,030,783
Sr. Unsec’d. Notes(a)	4.000	07/01/22	2,291	2,343,696
Sr. Unsec’d. Notes	4.100	02/01/25	9,777	9,746,817
Sr. Unsec’d. Notes(a)	5.050	02/01/30	28,999	29,727,691

				415,033,264

Real Estate 0.8%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(a)	7.875	11/15/25	50,827	51,540,583
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	39,491	40,426,692
Howard Hughes Corp. (The),
Gtd. Notes, 144A(a)	5.375	08/01/28	12,050	12,234,171
Sr. Unsec’d. Notes, 144A(a)	5.375	03/15/25	7,620	7,737,287
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	6.250	02/15/26	49,331	46,709,548

				158,648,281

Real Estate Investment Trusts (REITs) 2.2%
Diversified Healthcare Trust,
Gtd. Notes(a)	9.750	06/15/25	51,547	57,580,637
Sr. Unsec’d. Notes	6.750	12/15/21	7,475	7,649,343
ESH Hospitality, Inc.,
Gtd. Notes, 144A(a)	5.250	05/01/25	42,537	43,282,976
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	4.000	01/15/30	8,000	8,334,382
Gtd. Notes	5.375	11/01/23	7,074	7,574,517
Gtd. Notes	5.375	04/15/26	25,997	28,874,358

  See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
GLP Capital LP/GLP Financing II, Inc., (cont’d.)
Gtd. Notes	5.750%	06/01/28		9,742	$11,066,949
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series F(a)	4.500	02/01/26		20,440	21,834,537
Sr. Unsec’d. Notes, Series H(a)	3.375	12/15/29		5,385	5,237,540
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26		7,250	7,633,898
Gtd. Notes	4.500	01/15/28		20,429	21,170,270
Gtd. Notes, 144A	4.625	06/15/25		6,170	6,513,353
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27		27,528	29,134,655
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(a)	7.500	06/01/25		70,625	75,818,101
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes(a)	4.750	10/15/27		12,169	11,132,539
Gtd. Notes(a)	5.000	04/15/23		1,640	1,611,714
Sabra Health Care LP, Gtd. Notes	5.125	08/15/26		6,308	6,853,753
SBA Communications Corp.,
Sr. Unsec’d. Notes	4.875	09/01/24		10,668	10,924,725
Sr. Unsec’d. Notes, 144A(a)	3.875	02/15/27		12,000	12,457,321
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26		25,305	25,948,947
Gtd. Notes, 144A	4.625	12/01/29		25,703	26,833,729

					427,468,244

Retail 3.1%
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A(a)	4.875	11/01/25		16,359	16,231,967
Brinker International, Inc.,
Gtd. Notes, 144A(a)	5.000	10/01/24		24,471	24,351,170
Sr. Unsec’d. Notes	3.875	05/15/23		25,290	24,535,724
CEC Entertainment, Inc.,
Gtd. Notes	8.000	02/15/22	(d)	33,585	3,709,698
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A(a)	8.500	10/30/25		25,475	27,288,100
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes (original cost $14,439,138; purchased 06/02/16 - 10/29/19)(f)	6.750	06/15/23		16,853	14,644,994

See Notes to Financial Statements.

PGIM High Yield Fund	43

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas LP/Ferrellgas Finance Corp., (cont’d.)
Sr. Unsec’d. Notes (original cost $17,527,401; purchased 02/11/14 - 10/29/19)(f)	6.500%	05/01/21	19,277	$17,011,758
Sr. Unsec’d. Notes (original cost $18,246,166; purchased 11/04/13 - 09/12/19)(f)	6.750	01/15/22	19,912	17,655,539
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes (original cost $31,935,631; purchased 03/31/10 - 05/18/20)(f)	8.625	09/30/20	40,121	10,558,888
Sr. Unsec’d. Notes (original cost $53,634,830; purchased 01/30/17 - 05/18/20)(f)	8.625	09/30/20	68,750	18,218,750
Golden Nugget, Inc., Gtd. Notes, 144A(a)	8.750	10/01/25	87,275	65,061,814
Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24	33,149	28,347,652
L Brands, Inc., Gtd. Notes	5.625	02/15/22	1,625	1,673,892
Gtd. Notes	5.625	10/15/23	7,250	7,557,708
PetSmart, Inc., Gtd. Notes, 144A	7.125	03/15/23	104,468	105,238,278
Sr. Sec’d. Notes, 144A(a)	5.875	06/01/25	29,714	30,598,949
Rite Aid Corp., Sr. Sec’d. Notes, 144A	7.500	07/01/25	4,955	4,970,153
Sr. Sec’d. Notes, 144A(a)	8.000	11/15/26	26,437	26,952,880
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.500	11/01/23	6,200	6,284,668
Gtd. Notes(a)	5.625	12/01/25	44,723	46,032,670
Sec’d. Notes, 144A	8.750	04/30/25	8,450	9,379,755
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes(a)	5.500	06/01/24	28,229	28,648,595
Sr. Unsec’d. Notes	5.750	03/01/25	12,255	12,554,903
Sr. Unsec’d. Notes(a)	5.875	03/01/27	31,474	32,727,484
Superior Plus LP/Superior General Partner, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.000	07/15/26	15,325	16,557,536

				596,793,525

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.2%
Microchip Technology, Inc.,
Gtd. Notes, 144A(a)	4.250%	09/01/25	33,205	$34,535,711
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	4.625	06/15/22	6,125	6,528,789

				41,064,500

Software 0.6%
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	25,975	26,318,188
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	16,333	17,733,259
BY Crown Parent LLC,
Gtd. Notes, 144A	7.375	10/15/24	26,901	27,537,054
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.250	01/31/26	7,935	8,102,453
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A(a)	5.750	03/01/25	20,104	20,479,422
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A	10.250	02/15/27	2,000	2,292,426
Sr. Sec’d. Notes, 144A	6.875	08/15/26	8,390	9,142,376

				111,605,178

Telecommunications 7.3%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A(a)	6.000	02/15/28	2,965	2,958,319
Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	1,000	1,060,933
Sr. Sec’d. Notes, 144A(a)	8.125	02/01/27	4,000	4,461,281
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A(a)	6.875	09/15/27	18,485	19,391,813
CenturyLink, Inc., Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39	20,168	23,236,053
Sr. Unsec’d. Notes, Series S	6.450	06/15/21	61,197	63,308,149
Sr. Unsec’d. Notes, Series T(a)	5.800	03/15/22	700	731,422
Sr. Unsec’d. Notes, Series U(a)	7.650	03/15/42	24,283	28,034,684
Sr. Unsec’d. Notes, Series W(a)	6.750	12/01/23	6,399	7,084,434
CommScope Technologies LLC, Gtd. Notes, 144A(a)	5.000	03/15/27	3,580	3,579,732
Gtd. Notes, 144A(a)	6.000	06/15/25	33,093	33,936,891

See Notes to Financial Statements.

PGIM High Yield Fund	45

Schedule of Investments  (continued)

as of August 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope, Inc., Gtd. Notes, 144A(a)	7.125%	07/01/28		23,550	$25,111,740
Gtd. Notes, 144A(a)	8.250	03/01/27		5,685	6,148,697
Sr. Sec’d. Notes, 144A	5.500	03/01/24		7,000	7,245,003
Sr. Sec’d. Notes, 144A(a)	6.000	03/01/26		21,072	22,336,320
Digicel Group 0.5 Ltd. (Jamaica), Sr. Sec’d. Notes, Cash coupon 8.000% / PIK 2.000% or PIK 10.000%	10.000	04/01/24		50,357	38,176,465
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%	8.000	04/01/25		13,734	4,897,495
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Jamaica), Gtd. Notes, 144A(a)	8.000	12/31/26		10,031	7,807,358
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%(a)	13.000	12/31/25		61,626	56,443,620
Sr. Sec’d. Notes, 144A	8.750	05/25/24		4,620	4,658,308
Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24		84,608	85,454,576
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		156,397	103,606,158
Sr. Unsec’d. Notes, 144A	6.000	04/15/21		65	40,834
Embarq Corp.,
Sr. Unsec’d. Notes	7.995	06/01/36		109,135	130,852,810
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23	(d)	41,035	26,879,500
Gtd. Notes, 144A	9.750	07/15/25	(d)	88,532	60,942,441
Sr. Sec’d. Notes, 144A	8.000	02/15/24	(d)	37,993	38,670,037
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes	8.125	06/01/23	(d)	37,260	1,768,296
Intrado Corp.,
Gtd. Notes, 144A(a)	8.500	10/15/25		104,023	92,296,609
Level 3 Financing, Inc., Gtd. Notes	5.125	05/01/23		23,473	23,487,521
Gtd. Notes(a)	5.250	03/15/26		5,646	5,883,657
Gtd. Notes	5.375	01/15/24		5,000	5,066,706
Gtd. Notes	5.375	05/01/25		1,965	2,026,738
Gtd. Notes	5.625	02/01/23		232	232,180
Gtd. Notes, 144A	4.250	07/01/28		20,975	21,602,585
Gtd. Notes, 144A(a)	4.625	09/15/27		1,500	1,571,150
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A	8.000	04/01/24		27,939	27,409,373
Qwest Corp.,
Sr. Unsec’d. Notes(a)	6.750	12/01/21		15,620	16,541,684

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes(a)	6.875%	11/15/28	17,715	$22,642,897
Gtd. Notes	8.750	03/15/32	34,312	51,748,765
Sprint Communications, Inc.,
Gtd. Notes	6.000	11/15/22	27,430	29,762,707
Gtd. Notes(a)	11.500	11/15/21	8,775	9,771,785
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	21,472	24,960,235
Gtd. Notes	7.250	09/15/21	47,735	50,360,766
Gtd. Notes	7.625	02/15/25	43,648	52,338,515
Gtd. Notes(a)	7.625	03/01/26	3,400	4,180,339
Gtd. Notes	7.875	09/15/23	17,039	19,827,859
T-Mobile USA, Inc.,
Gtd. Notes(a)	5.125	04/15/25	7,000	7,191,220
Gtd. Notes(a)	6.000	03/01/23	17,763	17,795,584
Gtd. Notes	6.000	04/15/24	5,731	5,847,096
Gtd. Notes	6.375	03/01/25	9,561	9,764,171
Gtd. Notes	6.500	01/15/26	23,624	24,735,269
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.500	07/15/28	11,645	12,078,219
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	7.750	08/15/28	25,950	25,958,399
Zayo Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.125	03/01/28	44,069	45,505,650

				1,419,411,048

Transportation 0.4%
XPO Logistics, Inc.,
Gtd. Notes, 144A(a)	6.125	09/01/23	10,750	10,930,930
Gtd. Notes, 144A	6.250	05/01/25	7,110	7,609,332
Gtd. Notes, 144A(a)	6.500	06/15/22	12,168	12,196,335
Gtd. Notes, 144A	6.750	08/15/24	40,852	43,347,147

				74,083,744

TOTAL CORPORATE BONDS (cost $15,111,364,338)				15,250,251,116

See Notes to Financial Statements.

PGIM High Yield Fund	47

Schedule of Investments  (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS 0.4%

Chemicals 0.0%
Hexion Holdings Corp. (Class B Stock)*	339,630	$2,801,948

Electric Utilities 0.3%
GenOn Energy Holdings, Inc. (Class A Stock)*^	193,537	36,772,030
Keycon Power Holdings LLC*^	81,888	20,308,224

		57,080,254

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)	544,300	3,200,484

Independent Power & Renewable Electricity Producers 0.1%
Vistra Corp.	342,429	6,584,910

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)	55,828	117,082

TOTAL COMMON STOCKS (cost $40,510,043)		69,784,678

EXCHANGE-TRADED FUNDS 5.6%
iShares iBoxx High Yield Corporate Bond ETF(a)	8,662,830	736,600,435
SPDR Bloomberg Barclays High Yield Bond ETF(a)	3,313,047	350,354,720

TOTAL EXCHANGE-TRADED FUNDS (cost $1,000,871,744)		1,086,955,155

PREFERRED STOCKS 0.0%

Capital Markets 0.0%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(a)	87,000	2,425,560

Construction Materials 0.0%
New Millennium Homes LLC^	2,000	22,000

Media 0.0%
Adelphia Communications Corp.*^	20,000	20

TOTAL PREFERRED STOCKS (cost $2,193,416)		2,447,580

See Notes to Financial Statements.

48

Description	Units	Value

WARRANTS* 0.0%

Chemicals 0.0%
Hercules, Inc., expiring 03/31/29	230	$—

Media 0.0%
Mood Media LLC, expiring 07/31/25^	2,614,385	262
Mood Media LLC, expiring 07/31/25^	2,614,385	261
Mood Media LLC, expiring 07/31/25^	2,614,385	261

		784

TOTAL WARRANTS (cost $8)		784

TOTAL LONG-TERM INVESTMENTS (cost $17,983,440,422)		18,219,492,026

	Shares

SHORT-TERM INVESTMENTS 19.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,103,301,953	1,103,301,953
PGIM Institutional Money Market Fund (cost $2,638,550,087; includes $2,637,838,006 of cash collateral for securities on loan)(b)(w)	2,639,568,995	2,639,041,082

TOTAL SHORT-TERM INVESTMENTS (cost $3,741,852,040)		3,742,343,035

TOTAL INVESTMENTS 112.6% (cost $21,725,292,462)		21,961,835,061
Liabilities in excess of other assets(z) (12.6)%		(2,462,427,683)

NET ASSETS 100.0%		$19,499,407,378

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

DIP—Debtor-In-Possession

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

PGIM High Yield Fund	49

Schedule of Investments  (continued)

as of August 31, 2020

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $126,418,902 and 0.6% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,584,470,943; cash collateral of $2,637,838,006 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $289,742,260. The aggregate value of $180,414,226 is 0.9% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(p)	Interest rate not available as of August 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at August 31, 2020:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA, SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%, 6.500%, Maturity Date 7/14/2021 (cost $11,380,704)	11,454	$11,616,751	$236,048	$—

Futures contracts outstanding at August 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3,390	2 Year U.S. Treasury Notes	Dec. 2020	$749,004,608	$ 238,748
467	5 Year Euro-Bobl	Sep. 2020	75,028,552	72,008
177	5 Year U.S. Treasury Notes	Dec. 2020	22,307,531	20,906
6,151	10 Year U.S. Treasury Notes	Dec. 2020	856,526,750	(254,643)
1,829	20 Year U.S. Treasury Bonds	Dec. 2020	321,389,594	(2,745,165)

See Notes to Financial Statements.

50

Futures contracts outstanding at August 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
20	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	$4,418,125	$(47,050)
21	Euro Schatz Index	Sep. 2020	2,807,135	(771)

				(2,715,967)

Short Positions:
577	10 Year Euro-Bund	Sep. 2020	120,884,112	(419,513)
806	10 Year Euro-Bund	Dec. 2020	166,138,640	(107,065)

				(526,578)

				$(3,242,545)

Forward foreign currency exchange contracts outstanding at August 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/20	Citibank, N.A.	EUR 18,246	$21,541,156	$21,774,678	$233,522	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/20	Citibank, N.A.	EUR 18,246	$21,410,405	$21,774,678	$—	$(364,273)
Expiring 10/02/20	Citibank, N.A.	EUR 18,246	21,555,278	21,789,476	—	(234,198)

			$42,965,683	$43,564,154	—	(598,471)

					$233,522	$(598,471)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$42,895,000	$—

See Notes to Financial Statements.

PGIM High Yield Fund	51

Schedule of Investments  (continued)

as of August 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$731,252,911	$—
Bank Loans	—	1,008,213,267	69,313,151
Convertible Bond	—	1,273,384	—
Corporate Bonds	—	15,250,248,423	2,693
Common Stocks	12,704,424	—	57,080,254
Exchange-Traded Funds	1,086,955,155	—	—
Preferred Stocks	2,425,560	—	22,020
Warrants	—	—	784
Affiliated Mutual Funds	3,742,343,035	—	—

Total	$4,844,428,174	$16,990,987,985	$126,418,902

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$236,048	$—
Futures Contracts	331,662	—	—
OTC Forward Foreign Currency Exchange Contract	—	233,522	—

Total	$331,662	$469,570	$—

Liabilities
Futures Contracts	$(3,574,207)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(598,471)	—

Total	$(3,574,207)	$(598,471)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

52

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 08/31/19	$114,718,037	$2,693	$55,146,675	$40,020	$42,137
Realized gain (loss)	(62,625)	—	(1,264,331)	—	(52,311)
Change in unrealized appreciation (depreciation)	5,477,462	—	13,433,383	(18,000)	10,991
Purchases/Exchanges/Issuances	64,600,279	—	8,550,000	—	8
Sales/Paydowns	(23,422,212)	—	(18,247,855)	—	(41)
Accrued discount/premium	246,283	—	—	—	—
Transfers into Level 3	7,657,214	—	—	—	—
Transfers out of Level 3	(99,901,287)	—	(537,618)	—	—

Balance as of 08/31/20	$69,313,151	$2,693	$57,080,254	$22,020	$784

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$5,477,462	$—	$12,264,078	$(18,000)	$776

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of August 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$69,313,151	Market Approach	Single Broker Indicative Quote
Corporate Bonds	2,693	Worthless	Estimated Future Distributions
Common Stocks	20,308,224	Discounted Cash Flow	Forward Power Curves & Assumed Capacity Factor Ranging From 70% - 73%
Common Stocks	36,772,030	Market Approach	Single Broker Indicative Quote
Preferred Stocks	20	Worthless	Estimated Future Distributions
Preferred Stocks	22,000	Discounted Cash Flow	Estimated Future Distributions
Warrants	784	Worthless	Estimated Future Value

	$126,418,902

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
			Single Broker Indicative Quote to
Bank Loans	$99,901,287	L3 to L2	Multiple Broker Quotes
			Multiple Broker Quotes to Single Broker
Bank Loans	$7,657,214	L2 to L3	Indicative Quote
Common Stocks	$537,618	L3 to L1	Stale Priced to Official Close

See Notes to Financial Statements.

PGIM High Yield Fund	53

Schedule of Investments  (continued)

as of August 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (13.5% represents investments purchased with collateral from securities on loan)	19.2%
Telecommunications	8.1
Media	7.8
Oil & Gas	6.1
Exchange-Traded Funds	5.6
Entertainment	4.5
Commercial Services	4.2
Home Builders	4.0
Chemicals	3.9
Collateralized Loan Obligations	3.7
Healthcare-Services	3.6
Electric	3.5
Retail	3.3
Aerospace & Defense	2.8
Mining	2.4
Diversified Financial Services	2.3
Real Estate Investment Trusts (REITs)	2.2
Pipelines	2.1
Computers	2.1
Lodging	2.0
Building Materials	2.0
Pharmaceuticals	2.0
Foods	1.9
Auto Manufacturers	1.7
Software	1.5
Auto Parts & Equipment	1.3
Gas	0.9
Real Estate	0.8
Engineering & Construction	0.8
Packaging & Containers	0.7
Advertising	0.7

Leisure Time	0.6%
Distribution/Wholesale	0.4
Agriculture	0.4
Transportation	0.4
Apparel	0.3
Machinery-Diversified	0.3
Electric Utilities	0.3
Iron/Steel	0.3
Banks	0.3
Electronics	0.2
Semiconductors	0.2
Electrical Components & Equipment	0.2
Household Products/Wares	0.2
Miscellaneous Manufacturing	0.2
Internet	0.1
Office/Business Equipment	0.1
Insurance	0.1
Housewares	0.1
Energy-Alternate Sources	0.1
Independent Power & Renewable Electricity Producers	0.1
Capital Markets	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Construction Materials	0.0	*

	112.6
Liabilities in excess of other assets	(12.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

54

Fair values of derivative instruments as of August 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$784		—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	233,522		Unrealized depreciation on OTC forward foreign currency exchange contracts	598,471
Interest rate contracts	Due from/to broker- variation margin futures	331,662	*	Due from/to broker- variation margin futures	3,574,207	*

		$565,968			$4,172,678

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$102,180,198
Equity contracts	(52,311)	—	—	—
Foreign exchange contracts	—	—	(873,529)	—
Interest rate contracts	—	50,365,903	—	—

Total	$(52,311)	$50,365,903	$(873,529)	$102,180,198

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,	Warrants(2)	Futures	Forward Currency Exchange Contracts	Swaps
carried at fair value
Credit contracts	$—	$—	$—	$116,782
Equity contracts	10,991	—	—	—
Foreign exchange contracts	—	—	(570,804)	—
Interest rate contracts	—	(5,018,511)	—	—

Total	$10,991	$(5,018,511)	$(570,804)	$116,782

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM High Yield Fund	55

Schedule of Investments  (continued)

as of August 31, 2020

For the year ended August 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,539,468,671	$133,401,130	$16,723,666

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$33,498,453	$245,047,500

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,584,470,943	$(2,584,470,943)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$233,522	$(598,471)	$(364,949)	$310,000	$(54,949)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

56

Statement of Assets and Liabilities

as of August 31, 2020

Assets

Investments at value, including securities on loan of $2,584,470,943:
Unaffiliated investments (cost $17,983,440,422)	$18,219,492,026
Affiliated investments (cost $3,741,852,040)	3,742,343,035
Foreign currency, at value (cost $464,955)	465,232
Cash segregated for counterparty - OTC	310,000
Dividends and interest receivable	273,266,998
Receivable for Fund shares sold	78,762,059
Deposit with broker for centrally cleared/exchange-traded derivatives	42,895,000
Receivable for investments sold	11,675,269
Due from broker—variation margin futures	2,662,242
Unrealized appreciation on unfunded loan commitment	236,048
Unrealized appreciation on OTC forward foreign currency exchange contracts	233,522
Prepaid expenses and other assets	587,637

Total Assets	22,372,929,068

Liabilities

Payable to broker for collateral for securities on loan	2,637,838,006
Payable for investments purchased	140,356,587
Payable for Fund shares reacquired	72,604,029
Dividends payable	10,669,561
Management fee payable	5,857,900
Accrued expenses and other liabilities	4,410,027
Distribution fee payable	619,615
Unrealized depreciation on OTC forward foreign currency exchange contracts	598,471
Due to broker—variation margin swaps	363,702
Affiliated transfer agent fee payable	172,777
Directors’ fees payable	30,920
Affiliated shareholder servicing fees payable	95

Total Liabilities	2,873,521,690

Net Assets	$19,499,407,378

Net assets were comprised of:
Common stock, at par	$ 36,328,999
Paid-in capital in excess of par	19,182,998,311
Total distributable earnings (loss)	280,080,068

Net assets, August 31, 2020	$19,499,407,378

See Notes to Financial Statements.

PGIM High Yield Fund	57

Statement of Assets and Liabilities

as of August 31, 2020

Class A
Net asset value and redemption price per share, ($1,738,601,498 ÷ 324,285,883 shares of common stock issued and outstanding)	$5.36
Maximum sales charge (3.25% of offering price)	0.18

Maximum offering price to public	$5.54

Class C
Net asset value, offering price and redemption price per share,
($264,771,108 ÷ 49,452,685 shares of common stock issued and outstanding)	$5.35

Class R
Net asset value, offering price and redemption price per share,
($75,436,981 ÷ 14,078,191 shares of common stock issued and outstanding)	$5.36

Class Z
Net asset value, offering price and redemption price per share,
($9,241,395,107 ÷ 1,719,693,568 shares of common stock issued and outstanding)	$5.37

Class R2
Net asset value, offering price and redemption price per share,
($13,814,529 ÷ 2,574,261 shares of common stock issued and outstanding)	$5.37

Class R4
Net asset value, offering price and redemption price per share,
($19,170,641 ÷ 3,573,573 shares of common stock issued and outstanding)	$5.36

Class R6
Net asset value, offering price and redemption price per share,
($8,146,217,514 ÷ 1,519,241,711 shares of common stock issued and outstanding)	$5.36

See Notes to Financial Statements.

58

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$850,962,759
Unaffiliated dividend income (net of $3,881 foreign withholding tax)	17,446,917
Affiliated dividend income	12,230,257
Income from securities lending, net (including affiliated income of $7,327,013)	8,908,234

Total income	889,548,167

Expenses
Management fee	48,925,203
Distribution fee(a)	7,457,112
Shareholder servicing fees (including affiliated expense of $1,027)(a)	23,695
Transfer agent’s fees and expenses (including affiliated expense of $971,747)(a)	10,926,842
SEC registration fees	1,200,417
Registration fees(a)	944,456
Custodian and accounting fees	821,627
Shareholders’ reports	720,508
Directors’ fees	201,956
Legal fees and expenses	86,487
Audit fee	42,180
Miscellaneous	141,544

Total expenses	71,492,027
Less: Fee waiver and/or expense reimbursement(a)	(36,821)
Distribution fee waiver(a)	(182,600)

Net expenses	71,272,606

Net investment income (loss)	818,275,561

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,510,494))	(46,606,861)
Futures transactions	50,365,903
Forward currency contract transactions	(873,529)
Swap agreement transactions	102,180,198
Foreign currency transactions	52,311

105,118,022

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $302,702)	175,931,658
Futures	(5,018,511)
Forward currency contracts	(570,804)
Swap agreements	116,782
Foreign currencies	(133,067)
Unfunded loan commitments	236,048

170,562,106

Net gain (loss) on investment and foreign currency transactions	275,680,128

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,093,955,689

See Notes to Financial Statements.

PGIM High Yield Fund	59

Statement of Operations

Year Ended August 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	4,099,701	380,528	2,406,744	547,798	—	22,341	—	—
Shareholder servicing fees	—	—	—	—	—	8,936	14,759	—
Transfer agent’s fees and expenses	2,280,696	71,928	192,457	126,342	8,158,790	10,925	21,921	63,783
Registration fees	83,530	17,530	30,626	21,408	469,723	21,608	21,608	278,423
Fee waiver and/or expense reimbursement	—	—	—	—	—	(17,759)	(19,062)	—
Distribution fee waiver	—	—	—	(182,600)	—	—	—	—

See Notes to Financial Statements.

60

Statements of Changes in Net Assets

	Year Ended August 31,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$818,275,561	$501,900,417
Net realized gain (loss) on investment and foreign currency transactions	105,118,022	44,161,815
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	170,562,106	87,278,532

Net increase (decrease) in net assets resulting from operations	1,093,955,689	633,340,764

Dividends and Distributions
Distributions from distributable earnings
Class A	(98,562,297)	(86,195,898)
Class B	(2,814,098)	(5,683,691)
Class C	(12,788,723)	(12,778,038)
Class R	(4,172,421)	(4,198,997)
Class Z	(396,141,308)	(257,568,473)
Class R2	(525,606)	(378,803)
Class R4	(906,646)	(287,969)
Class R6	(309,953,205)	(161,233,775)

	(825,864,304)	(528,325,644)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	13,637,395,078	4,500,624,470
Net asset value of shares issued in reinvestment of dividends and distributions	730,727,029	469,792,599
Cost of shares reacquired	(4,900,192,503)	(2,835,520,016)

Net increase (decrease) in net assets from Fund share transactions	9,467,929,604	2,134,897,053

Total increase (decrease)	9,736,020,989	2,239,912,173

Net Assets:
Beginning of year	9,763,386,389	7,523,474,216

End of year	$19,499,407,378	$9,763,386,389

See Notes to Financial Statements.

PGIM High Yield Fund	61

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM High Yield Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

62

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common stocks, preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM High Yield Fund	63

Notes to Financial Statements  (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Company has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

64

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund

PGIM High Yield Fund	65

Notes to Financial Statements  (continued)

enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued

66

in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

PGIM High Yield Fund	67

Notes to Financial Statements  (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

68

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

As of August 31, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

PGIM High Yield Fund	69

Notes to Financial Statements  (continued)

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends.

70

Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the

PGIM High Yield Fund	71

Notes to Financial Statements  (continued)

management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc., has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.475% of the next $500 million, 0.45% of the next $750 million, 0.425% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $500 million and 0.35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.37% for the year ended August 31, 2020.

The Manager has contractually agreed, through December 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.91% of average daily net assets for Class R2 shares, or 0.66% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the

72

Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through December 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended August 31, 2020, PIMS received $2,638,339 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2020, PIMS received $33,533 and $45,061 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PMFS, PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

PGIM High Yield Fund	73

Notes to Financial Statements  (continued)

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $14,610,193,379 and $5,538,490,070, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$705,006,288	$7,474,509,545	$7,076,213,880	$—	$—	$1,103,301,953	1,103,301,953	$12,230,257

PGIM Institutional Money Market Fund*
1,562,004,458	5,989,724,945	4,911,480,529	302,702	(1,510,494)	2,639,041,082	2,639,568,995	7,327,013	**

$2,267,010,746	$13,464,234,490	$11,987,694,409	$302,702	$(1,510,494)	$3,742,343,035		$19,557,270

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

74

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended August 31, 2020 and August 31, 2019, the tax character of dividends paid by the Fund were $825,864,304 and $528,325,644 of ordinary income, respectively.

As of August 31, 2020, the accumulated undistributed earnings on a tax basis was $101,105,964 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$21,768,819,950	$933,546,942	$(743,903,277)	$189,643,665

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and other book to tax differences.

The Fund utilized approximately $47,532,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2020.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4

PGIM High Yield Fund	75

Notes to Financial Statements  (continued)

and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6 billion shares of common stock, $0.01 par value per share, 4.815 billion of which are designated as shares of the Fund. This shares are further classified and designated as follows:

Class A	665,000,000
Class B	50,000,000
Class C	200,000,000
Class R	150,000,000
Class Z	2,250,000,000
Class T	300,000,000
Class R2	100,000,000
Class R4	100,000,000
Class R6	1,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	131,301	0.1%
Class R	1,367,476	9.7%
Class Z	645,888	0.1%
Class R6	36,185,026	2.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	65.8%

76

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2020:
Shares sold	116,206,819	$606,295,822
Shares issued in reinvestment of dividends and distributions	16,469,758	87,104,550
Shares reacquired	(132,992,270)	(709,966,347)

Net increase (decrease) in shares outstanding before conversion	(315,693)	(16,565,975)
Shares issued upon conversion from other share class(es)	21,067,344	110,658,711
Shares reacquired upon conversion into other share class(es)	(3,829,084)	(20,358,052)

Net increase (decrease) in shares outstanding	16,922,567	$73,734,684

Year ended August 31, 2019:
Shares sold	74,068,779	$400,860,582
Shares issued in reinvestment of dividends and distributions	13,820,329	74,462,632
Shares reacquired	(65,675,358)	(352,350,701)

Net increase (decrease) in shares outstanding before conversion	22,213,750	122,972,513
Shares issued upon conversion from other share class(es)	49,421,196	265,931,388
Shares reacquired upon conversion into other share class(es)	(2,596,164)	(14,033,948)

Net increase (decrease) in shares outstanding	69,038,782	$374,869,953

Class B
Period ended June 26, 2020*:
Shares sold	29,679	$157,779
Shares issued in reinvestment of dividends and distributions	435,705	2,311,133
Shares reacquired	(1,335,625)	(6,919,994)

Net increase (decrease) in shares outstanding before conversion	(870,241)	(4,451,082)
Shares reacquired upon conversion into other share class(es)	(14,083,448)	(73,612,182)

Net increase (decrease) in shares outstanding	(14,953,689)	$(78,063,264)

Year ended August 31, 2019:
Shares sold	76,351	$408,306
Shares issued in reinvestment of dividends and distributions	922,179	4,944,227
Shares reacquired	(2,831,547)	(15,147,986)

Net increase (decrease) in shares outstanding before conversion	(1,833,017)	(9,795,453)
Shares reacquired upon conversion into other share class(es)	(6,058,037)	(32,643,134)

Net increase (decrease) in shares outstanding	(7,891,054)	$(42,438,587)

Class C
Year ended August 31, 2020:
Shares sold	19,200,786	$100,359,297
Shares issued in reinvestment of dividends and distributions	2,214,010	11,651,948
Shares reacquired	(9,197,693)	(47,590,902)

Net increase (decrease) in shares outstanding before conversion	12,217,103	64,420,343
Shares reacquired upon conversion into other share class(es)	(5,460,416)	(29,105,318)

Net increase (decrease) in shares outstanding	6,756,687	$35,315,025

Year ended August 31, 2019:
Shares sold	8,382,124	$45,169,549
Shares issued in reinvestment of dividends and distributions	2,183,508	11,717,900
Shares reacquired	(8,337,158)	(44,548,250)

Net increase (decrease) in shares outstanding before conversion	2,228,474	12,339,199
Shares reacquired upon conversion into other share class(es)	(5,545,717)	(30,129,254)

Net increase (decrease) in shares outstanding	(3,317,243)	$(17,790,055)

PGIM High Yield Fund	77

Notes to Financial Statements  (continued)

Class R	Shares	Amount
Year ended August 31, 2020:
Shares sold	3,875,715	$20,506,968
Shares issued in reinvestment of dividends and distributions	786,081	4,147,680
Shares reacquired	(4,156,309)	(21,720,816)

Net increase (decrease) in shares outstanding before conversion	505,487	2,933,832
Shares issued upon conversion from other share class(es)	434	2,419
Shares reacquired upon conversion into other share class(es)	(3,761)	(20,950)

Net increase (decrease) in shares outstanding	502,160	$2,915,301

Year ended August 31, 2019:
Shares sold	3,446,973	$18,546,178
Shares issued in reinvestment of dividends and distributions	778,085	4,184,315
Shares reacquired	(3,869,348)	(20,706,500)

Net increase (decrease) in shares outstanding	355,710	$2,023,993

Class Z
Year ended August 31, 2020:
Shares sold	1,409,635,494	$7,288,568,810
Shares issued in reinvestment of dividends and distributions	70,587,703	372,643,957
Shares reacquired	(555,948,572)	(2,870,058,854)

Net increase (decrease) in shares outstanding before conversion	924,274,625	4,791,153,913
Shares issued upon conversion from other share class(es)	4,470,319	23,770,191
Shares reacquired upon conversion into other share class(es)	(52,818,679)	(288,876,399)

Net increase (decrease) in shares outstanding	875,926,265	$4,526,047,705

Year ended August 31, 2019:
Shares sold	492,259,381	$2,654,385,212
Shares issued in reinvestment of dividends and distributions	42,734,126	230,499,156
Shares reacquired	(325,325,069)	(1,746,604,410)

Net increase (decrease) in shares outstanding before conversion	209,668,438	1,138,279,958
Shares issued upon conversion from other share class(es)	3,695,884	19,976,110
Shares reacquired upon conversion into other share class(es)	(43,314,164)	(233,499,501)

Net increase (decrease) in shares outstanding	170,050,158	$924,756,567

Class R2
Year ended August 31, 2020:
Shares sold	2,000,824	$10,446,442
Shares issued in reinvestment of dividends and distributions	99,075	522,997
Shares reacquired	(872,116)	(4,603,503)

Net increase (decrease) in shares outstanding	1,227,783	$6,365,936

Year ended August 31, 2019:
Shares sold	1,196,673	$6,442,025
Shares issued in reinvestment of dividends and distributions	69,807	376,505
Shares reacquired	(727,646)	(3,930,608)

Net increase (decrease) in shares outstanding	538,834	$2,887,922

78

Class R4	Shares	Amount
Year ended August 31, 2020:
Shares sold	2,305,216	$12,266,091
Shares issued in reinvestment of dividends and distributions	111,836	589,172
Shares reacquired	(930,390)	(4,794,805)

Net increase (decrease) in shares outstanding	1,486,662	$8,060,458

Year ended August 31, 2019:
Shares sold	2,080,853	$11,306,131
Shares issued in reinvestment of dividends and distributions	45,376	246,023
Shares reacquired	(400,115)	(2,166,698)

Net increase (decrease) in shares outstanding	1,726,114	$9,385,456

Class R6
Year ended August 31, 2020:
Shares sold	1,108,888,655	$5,598,793,869
Shares issued in reinvestment of dividends and distributions	47,945,610	251,755,592
Shares reacquired	(238,619,541)	(1,234,537,282)

Net increase (decrease) in shares outstanding before conversion	918,214,724	4,616,012,179
Shares issued upon conversion from other share class(es)	50,899,474	278,317,149
Shares reacquired upon conversion into other share class(es)	(147,142)	(775,569)

Net increase (decrease) in shares outstanding	968,967,056	$4,893,553,759

Year ended August 31, 2019:
Shares sold	252,950,534	$1,363,506,487
Shares issued in reinvestment of dividends and distributions	26,618,588	143,361,841
Shares reacquired	(120,965,520)	(650,064,863)

Net increase (decrease) in shares outstanding before conversion	158,603,602	856,803,465
Shares issued upon conversion from other share class(es)	4,752,224	25,575,165
Shares reacquired upon conversion into other share class(es)	(221,801)	(1,176,826)

Net increase (decrease) in shares outstanding	163,134,025	$881,201,804

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.   Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM High Yield Fund	79

Notes to Financial Statements  (continued)

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2020.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

80

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar

PGIM High Yield Fund	81

Notes to Financial Statements  (continued)

deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the

82

world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

PGIM High Yield Fund	83

Financial Highlights

Class A Shares
	Year Ended August 31,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.49		$5.44	$5.57	$5.45	$5.38
Income (loss) from investment operations:
Net investment income (loss)	0.32		0.31	0.31	0.33	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13	)(b)	0.07	(0.12)	0.13	0.08
Total from investment operations	0.19		0.38	0.19	0.46	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.33)	(0.32)	(0.34)	(0.33)
Net asset value, end of year	$5.36		$5.49	$5.44	$5.57	$5.45
Total Return(c):	3.67%		7.28%	3.60%	8.60%	7.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,738,601		$1,687,802	$1,295,643	$1,382,192	$1,302,432
Average net assets (000)	$1,639,881		$1,402,647	$1,328,272	$1,344,300	$1,180,916
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.79%		0.80%	0.80%	0.81%	0.82%
Expenses before waivers and/or expense reimbursement	0.79%		0.80%	0.80%	0.81%	0.82%
Net investment income (loss)	5.96%		5.82%	5.75%	5.99%	6.18%
Portfolio turnover rate(f)	45%		43%	44%	40%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

84

Class C Shares
	Year Ended August 31,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.48		$5.43	$5.56	$5.44	$5.37
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.28	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13	)(b)	0.06	(0.13)	0.12	0.08
Total from investment operations	0.15		0.34	0.15	0.41	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.28)		(0.29)	(0.28)	(0.29)	(0.29)
Net asset value, end of year	$5.35		$5.48	$5.43	$5.56	$5.44
Total Return(c):	2.95%		6.55%	2.86%	7.80%	7.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$264,771		$234,165	$249,818	$266,881	$250,106
Average net assets (000)	$240,674		$234,601	$258,579	$260,724	$224,095
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.49%		1.49%	1.50%	1.56%	1.57%
Expenses before waivers and/or expense reimbursement	1.49%		1.49%	1.50%	1.56%	1.57%
Net investment income (loss)	5.27%		5.14%	5.04%	5.24%	5.42%
Portfolio turnover rate(f)	45%		43%	44%	40%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	85

Financial Highlights  (continued)

Class R Shares
	Year Ended August 31,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.49		$5.43	$5.57	$5.45	$5.38
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.30	0.30	0.32	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13	)(b)	0.07	(0.13)	0.12	0.08
Total from investment operations	0.17		0.37	0.17	0.44	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.31)	(0.31)	(0.32)	(0.32)
Net asset value, end of year	$5.36		$5.49	$5.43	$5.57	$5.45
Total Return(c):	3.35%		7.17%	3.10%	8.33%	7.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$75,437		$74,523	$71,841	$64,518	$57,520
Average net assets (000)	$73,040		$71,667	$71,368	$61,642	$50,921
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.10%		1.09%	1.09%	1.06%	1.07%
Expenses before waivers and/or expense reimbursement	1.35%		1.34%	1.34%	1.31%	1.32%
Net investment income (loss)	5.67%		5.55%	5.46%	5.74%	5.93%
Portfolio turnover rate(f)	45%		43%	44%	40%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

86

Class Z Shares
	Year Ended August 31,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.50		$5.45	$5.58	$5.46	$5.39
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.33	0.33	0.34	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13	)(b)	0.06	(0.12)	0.13	0.08
Total from investment operations	0.20		0.39	0.21	0.47	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.33)		(0.34)	(0.34)	(0.35)	(0.35)
Net asset value, end of year	$5.37		$5.50	$5.45	$5.58	$5.46
Total Return(c):	3.94%		7.56%	3.87%	8.89%	8.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,241,395		$4,643,766	$3,670,684	$2,912,057	$2,661,635
Average net assets (000)	$6,354,707		$4,021,108	$3,176,813	$2,808,766	$1,842,948
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.53%		0.54%	0.55%	0.55%	0.57%
Expenses before waivers and/or expense reimbursement	0.53%		0.54%	0.55%	0.55%	0.57%
Net investment income (loss)	6.18%		6.09%	6.01%	6.25%	6.44%
Portfolio turnover rate(f)	45%		43%	44%	40%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	87

Financial Highlights  (continued)

Class R2 Shares
	Year Ended August 31,			December 27, 2017(a) through August 31, 2018
	2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.31		0.31	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13	)(c)	0.07	(0.07)
Total from investment operations	0.18		0.38	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.31)		(0.32)	(0.22)
Net asset value, end of period	$5.37		$5.50	$5.44
Total Return(d):	3.55%		7.36%	2.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,815		$7,402	$4,395
Average net assets (000)	$8,936		$6,253	$967
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.91%		0.91%	0.91	%(f)
Expenses before waivers and/or expense reimbursement	1.11%		1.22%	3.42	%(f)
Net investment income (loss)	5.83%		5.73%	5.89	%(f)
Portfolio turnover rate(g)	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

88

Class R4 Shares
	Year Ended August 31,			December 27, 2017(a) through August 31, 2018
	2020		2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.32		0.33	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14	)(c)	0.07	(0.07)
Total from investment operations	0.18		0.40	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.34)	(0.23)
Net asset value, end of period	$5.36		$5.50	$5.44
Total Return(d):	3.61%		7.66%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,171		$11,469	$1,963
Average net assets (000)	$14,759		$4,571	$372
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.66%		0.66%	0.66	%(f)
Expenses before waivers and/or expense reimbursement	0.79%		1.07%	7.16	%(f)
Net investment income (loss)	6.10%		6.00%	6.17	%(f)
Portfolio turnover rate(g)	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	89

Financial Highlights  (continued)

Class R6 Shares
	Year Ended August 31,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.49		$5.44	$5.57	$5.46	$5.39
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.34	0.34	0.35	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12	)(b)	0.06	(0.13)	0.12	0.08
Total from investment operations	0.21		0.40	0.21	0.47	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.34)		(0.35)	(0.34)	(0.36)	(0.35)
Net asset value, end of year	$5.36		$5.49	$5.44	$5.57	$5.46
Total Return(c):	4.07%		7.71%	4.00%	8.82%	8.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,146,218		$3,022,241	$2,105,086	$1,517,154	$327,725
Average net assets (000)	$4,881,610		$2,462,874	$1,880,226	$988,188	$178,565
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.40%		0.40%	0.42%	0.42%	0.45%
Expenses before waivers and/or expense reimbursement	0.40%		0.40%	0.42%	0.42%	0.45%
Net investment income (loss)	6.29%		6.22%	6.14%	6.35%	6.61%
Portfolio turnover rate(f)	45%		43%	44%	40%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM High Yield Fund and Board of Directors

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM High Yield Fund, a series of Prudential Investment Portfolios, Inc. 15, (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

PGIM High Yield Fund	91

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

92

Federal Income Tax Information (unaudited)

For the year ended August 31, 2020, the Fund reports the maximum amount allowable but not less than 74.98% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2020.

PGIM High Yield Fund	93

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM High Yield Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are

Visit our website at pgim.com/investments

responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

Visit our website at pgim.com/investments

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PBHAX	PRHCX	JDYRX	PHYZX	PHYEX	PHYGX	PHYQX
CUSIP	74440Y108	74440Y306	74440Y603	74440Y801	74442J604	74442J703	74440Y884

MF110E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $82,955 and $82,955 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2020, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. In addition, for the fiscal year ended August 31, 2020, fees of $896 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition. For the fiscal year ended August 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(d) All Other Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended August 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2020 and August 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)

(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as

     Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 15, 2020